UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.__)

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INTEGRATED BIOPHARMA, INC.
(Name of Registrant as Specified In Its Charter)

(Not Applicable)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INTEGRATED BIOPHARMA, INC.

225 Long Avenue

Hillside, New Jersey 07205

October 28, 2026

To Our Stockholders:

On behalf of the Board of Directors of Integrated BioPharma, Inc. (the “Company”), it is our pleasure to invite you to attend the Company’s 2026 Annual Meeting of Stockholders, which will be held at 9:00 a.m. local time, on November 30, 2026 at the Company’s executive offices, located at 225 Long Avenue, Hillside, New Jersey 07205.

At the Annual Meeting, stockholders will be asked to (i) consider and elect the Class II directors for a three-year term expiring at the 2029 Annual Meeting of Stockholders, (ii) adopt the 2025 Equity Incentive Plan (the “2025 Plan”) including authorization to issue up to 7,500,000 shares of Common Stock and the shares remain available, or become available due to forfeitures of awards, currently outstanding, under the Prior Plans (as defined herein) (the “Equity Incentive Plan Proposal”) and (iii) consider and vote upon the proposal to ratify the appointment of CBIZ CPAs P.C. as the Company’s independent auditor for the fiscal year ending June 30, 2027 (the “Independent Auditor Proposal”). At the Annual Meeting, stockholders may also be asked to consider and take action with respect to such other matters as may properly come before the Annual Meeting. These matters are described in detail in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. A proxy is included along with the Proxy Statement. These materials are being sent to stockholders on or about October 28, 2026.

It is important that your shares are represented at the Annual Meeting, whether or not you are able to attend. Accordingly, you are urged to sign, date and mail the enclosed proxy promptly. If you later decide to attend the Annual Meeting, you may revoke your proxy and vote your shares in person.

Sincerely,

/s/ Christina Kay
Christina Kay

/s/ Riva Sheppard
Riva Sheppard

Co-Chief Executive Officers

INTEGRATED BIOPHARMA, INC.

225 Long Avenue

Hillside, New Jersey 07205

Notice of Annual Meeting of Stockholders

to be Held on November 30, 2026

and

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Stockholders

to be Held on November 30, 2026; 9:00am, Local Time

To the Stockholders of Integrated BioPharma, Inc.:

NOTICE IS HEREBY GIVEN that the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Integrated BioPharma, Inc., a Delaware corporation (the “Company”), will be held on November 30, 2026, at 9:00 a.m., local time, at the Company’s executive offices, located at 225 Long Avenue, Hillside, New Jersey 07205, for the purpose of considering and acting upon the following proposals:

1.	To elect the Class II directors for a three-year term to serve until the 2029 Annual Meeting of Stockholders;

2.

To ratify the adoption of the Company’s 2025 Equity Incentive Plan (the “2025 Plan”) including authorization to issue up to 7,500,000 shares of Common Stock and the shares remain available, or become available due to forfeitures of awards, currently outstanding, under the Prior Plans (as defined herein) (the “Equity Incentive Plan Proposal”);

3.	To ratify the appointment of the Company’s independent auditor for the fiscal year ending June 30, 2027; and

4.	The transaction of such other business as may properly come before the Annual Meeting or any adjournment thereof.

Only holders of record of the Company’s common stock, par value $.002 per share (“Common Stock”), at the close of business on October 15, 2026 (the “Record Date”), are entitled to vote on the matters to be presented at the Annual Meeting. The number of shares of Common Stock outstanding on the Record Date and entitled to vote is 31,059,610.

The proxy statement and the Company’s annual report on Form 10-K for the fiscal year ended June 30, 2026 are available at https://materials.proxyvote.com/45811V.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE PROPOSALS TO BE PRESENTED TO THE COMPANY’S STOCKHOLDERS AT THE MEETING.

By order of the Board of Directors.

/s/ Dina L. Masi
Dina L. Masi
Secretary

Hillside, New Jersey

October 28, 2026

It is important that your shares be represented at this meeting in order that a quorum may be assured. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO LOGIN AND VOTE ON THE INTERNET AT PROXYVOTE.COM OR DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED CARD IN THE POSTAGE PREPAID ENVELOPE PROVIDED AND TO DO SO IN ADEQUATE TIME FOR YOUR DIRECTIONS TO BE RECEIVED AND TABULATED PRIOR TO THE SCHEDULED MEETING.

INTEGRATED BIOPHARMA, INC.

225 Long Avenue

Hillside, New Jersey 07205

PROXY STATEMENT

2026 Annual Meeting of Stockholders

To be held on November 30, 2026

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Integrated BioPharma, Inc., a Delaware corporation (the “Company”), to be voted at the 2026 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held at the Company’s executive offices, located at 225 Long Avenue, Hillside, New Jersey 07205 on November 30, 2026, at 9:00 a.m. local time, or at any postponement or adjournment thereof. This Proxy Statement, the Notice of Annual Meeting, the accompanying form of proxy and the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2026 are first being mailed to stockholders on or about October 28, 2026.

Only holders of record of the Company’s common stock, par value $.002 per share (“Common Stock”), at the close of business on October 15, 2026 (the “Record Date”), are entitled to vote on the matters to be presented at the Annual Meeting. The number of shares of Common Stock outstanding on the Record Date and entitled to vote is 31,059,610.

Holders of Common Stock are entitled to one vote on each matter to be voted upon by the stockholders at the Annual Meeting for each share held.

At the Annual Meeting, stockholders will be asked to (i) consider and elect the Class II directors for a three-year term expiring at the 2029 Annual Meeting of Stockholders (ii) ratify the adoption of the Company’s 2025 Equity Incentive Plan (the “2025 Plan”) including authorization to issue up to 7,500,000 shares of Common Stock and the shares remain available, or become available due to forfeitures of awards, currently outstanding, under the Prior Plans (as defined herein) (the “Equity Incentive Plan Proposal”) and (iii) consider and vote upon the proposal to ratify the appointment of CBIZ CPAs P.C. as the Company’s independent auditor for the fiscal year ending June 30, 2027 (the “Independent Auditor Proposal”). At the Annual Meeting, stockholders may also be asked to consider and take action with respect to such other matters as may properly come before the Annual Meeting.

Holders of Common Stock as of the Record Date are entitled to vote at the Annual Meeting. Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your shares should be voted for, against or abstain with respect to each proposal. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, Continental Stock Transfer, or you have stock certificates, you may vote:

●	By phone. Call toll free 800-690-6903.
●	By Internet. Go to www.proxyvote.com and follow the on-screen instructions.
●	In person. If you attend the meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the Annual Meeting.

If your shares are held in “street name” (held in the name of a bank, broker or other nominee), you must provide the bank, broker or other nominee with instructions on how to vote your shares and can do so as follows:

●	By Internet or by telephone. Follow the instructions you receive from your broker to vote by Internet or telephone.
●

In person at the meeting. Contact the broker or other nominee who holds your shares to obtain a broker’s proxy card and bring it with you to the meeting. You will not be able to attend the Annual Meeting unless you have a proxy card from your broker.

YOUR PROXY CARD WILL BE VALID ONLY IF YOU COMPLETE, SIGN, DATE, AND RETURN IT BEFORE THE MEETING DATE.

QUORUM AND VOTE REQUIREMENTS

The presence, in person or by proxy, of holders of record of a majority of the shares of Common Stock issued and outstanding and entitled to vote as of the Record Date is required for a quorum to transact business at the Annual Meeting. If a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained. Directors of the Company are elected by the affirmative vote of holders of a plurality of votes cast by the stockholders entitled to vote at the Annual Meeting. The Independent Auditor Proposal and all other matters to properly come before the Annual Meeting will be determined by the affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting. Brokers or other nominees who hold shares of Common Stock in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they do not receive instructions from beneficial owners. However, brokers are not allowed to exercise their voting discretion with respect to approval of matters which are “non-routine” without specific instruction from the beneficial owner. The election of directors is a non-routine proposal, and therefore brokers are not entitled to vote for the election of directors without your instructions. The Equity Incentive Plan Proposal is non-routine proposal, and therefore brokers are not entitled to vote without your instructions. The Independent Auditor Proposal is a routine proposal, and therefore, your broker can vote on this proposal without specific instructions from you. Broker “non-votes” (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) and shares for which duly executed proxies have been received but with respect to which holders of shares have abstained from voting will be treated as present for purposes of determining the presence of a quorum at the Annual Meeting. Abstentions and broker non-votes have no impact on the election of directors, the Equity Incentive Plan, the Independent Auditor Proposal and all other matters to properly come before the Annual Meeting except to reduce the number of votes cast for such proposals.

SOLICITATION AND REVOCATION

PROXIES IN THE FORM ENCLOSED ARE BEING SOLICITED BY, AND ON BEHALF OF, THE BOARD OF DIRECTORS. THE PERSONS NAMED IN THE ACCOMPANYING FORM OF PROXY HAVE BEEN DESIGNATED AS PROXIES BY THE BOARD OF DIRECTORS.

All Common Stock represented by properly executed proxies which are returned and not revoked prior to the time of the Annual Meeting will be voted in accordance with the instructions, if any, given thereon. If no instructions are provided in an executed proxy, it will be voted (i) with respect to Proposal 1, FOR the Class II director nominees, (ii) with respect to Proposal 2, FOR the ratification of the adoption of the 2025 Equity Incentive Plan (the “Equity Incentive Plan Proposal”), and (iii) with respect to Proposal 3, FOR the Independent Auditor Proposal, and in accordance with the proxy holder’s discretion as to any other business raised at the Annual Meeting. Any stockholder who executes a proxy may revoke it at any time before it is voted by delivering to the Company a written statement revoking such proxy, by executing and delivering a later dated proxy, or by voting in person at the Annual Meeting. Attendance at the Annual Meeting by a stockholder who has executed and delivered a proxy to the Company shall not in and of itself constitute a revocation of such proxy.

The Company will bear its own cost for the solicitation of proxies. Proxies will be solicited initially by mail. Further solicitation may be made by directors, officers, and employees of the Company personally, by telephone, or otherwise, but any such person will not be specifically compensated for such services. The Company also intends to make, through banks, brokers or other persons, a solicitation of proxies of beneficial holders of the Common Stock. Upon request, the Company will reimburse brokers, dealers, banks and similar entities acting as nominees for reasonable expenses incurred in forwarding copies of the proxy materials relating to the Annual Meeting to the beneficial owners of Common Stock which such persons hold of record.

The Company’s stockholders do not have appraisal rights under Delaware law or under the Company’s governing documents with respect to matters to be voted upon at the Annual Meeting.

DIRECTORS

PROPOSAL NO. 1 ELECTION OF DIRECTORS

The Company's Board of Directors is currently composed of six (6) directors, divided into three classes of directors serving staggered three-year terms. The Class I directors, whose terms of office expire in 2027 are Mrs. Riva Sheppard and Mr. Damon DeSantis. The Class II directors, whose terms of office expire in 2026, are Mr. William Milmoe, Ms. Christina Kay and Mr. Robert Canarick. The Class III director, whose term of office expires in 2028, is Mr. Eric Friedman.

The stockholders will consider and vote upon the election of Mr. William Milmoe, Ms. Christina Kay and Mr. Robert Canarick to serve as the Class II directors until the 2029 Annual Meeting of stockholders (subject to their earlier removal, death or resignation) and until his or her successor is elected and qualified. Except as indicated below, none of our directors is a director of any other reporting companies. None of our directors has been affiliated with any company that has filed for bankruptcy within the last ten years. We are not aware of any proceedings to which any of our directors, or any associate of any such director is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

The following table sets forth certain information with respect to the members of the Company’s Board of Directors as of the Fiscal Year Ended June 30, 2026:

	Age	Class of Directors	Director Since
Riva Sheppard ....................................................	59	Class I	1991
Damon DeSantis ................................................	58	Class I	2022
Christina Kay .....................................................	56	Class II	1994
Robert Canarick ................................................	76	Class II	1994
William Milmoe ................................................	78	Class II	2008
Eric Friedman ....................................................	78	Class III	2020

Mrs. Riva Sheppard has served as Co-Chief Executive Officer of the Company since May 1, 2019 and as a director of the Company since May 1991. Mrs. Sheppard has also served as Executive Vice President from November 2005 to May 1, 2019 and as Vice President from May 1991 to November 2005. Mrs. Sheppard is the sister of Christina Kay. Mrs. Sheppard is not a director of any other public company.

Director Qualifications:

As a long-time stockholder and officer of the Company, Mrs. Sheppard has tremendous knowledge of the Company’s history, strategies, manufacturing processes and culture. As Executive Vice President of the Company, she developed numerous key business relationships with the Company’s customers, suppliers and personnel which continue to contribute to the Company’s ongoing businesses and continues to maintain these relationships as the Company’s Co-Chief Executive Officer.

Mr. Damon DeSantis has served as director of the Company since June 2022. Mr. DeSantis, since August 2021, serves as a board member of Celsius Holding, Inc. (“Celsius”), a public Company, and maker of the leading global fitness drink, CELSIUS®. In addition to being a Director on the Celsius Board, Mr. DeSantis is the Chairman of the Governance and Nomination Committee of Celsius. His corporate business interests consists of ownership, direct investment, and board membership in a variety of private businesses in the hospitality, financial services, automotive, spirits and cannabis industries. Previously, Mr. DeSantis served as Chief Executive Officer of Rexall Sundown Nutritional Company, a former Nasdaq 100 company until 2001 as well as a board member of the company. Rexall Sundown was in the business of developing, manufacturing, packaging, marketing, and distributing nutritional products of over 2800 SKUs to wholesalers, distributors, retailers in the US and worldwide.

Director Qualifications:

Mr. DeSantis has in-depth knowledge of the nutraceutical business and over 38 years of general business experience.

Ms. Christina Kay has served as Co-Chief Executive Officer of the Company since May 1, 2019 and as a director of the Company since December 1994. Ms. Kay has also served as Executive Vice President from November 2005 to May 1, 2019 and as Vice President from December 1994 to November 2005. Ms. Kay is the sister of Riva Sheppard. Ms. Kay is not a director of any other public company.

Director Qualifications:

As a long-time stockholder and officer of the Company, Ms. Kay has tremendous knowledge of the Company’s history, strategies, manufacturing processes and culture. As Executive Vice President of the Company, she developed numerous key business relationships with the Company’s customers, suppliers and personnel which continue to contribute to the Company’s ongoing businesses and continues to maintain these relationships as the Company’s Co-Chief Executive Officer.

Mr. Robert Canarick has served as a director of the Company since December 1994. From January 1998 until August of 2001 he served as general counsel of NIA Group, LLC, an all lines independent Insurance agency. From August 2001 until December 2017 he served as President of Links Insurance Services, LLP (“Links”) and from January 2017 through December 2019 as an employee of Links. Mr. Canarick is a former attorney and certified public accountant. Mr. Canarick is not a director of any other public company.

Director Qualifications:

Mr. Canarick is a former attorney and certified public accountant and has 46 years of relevant business and financial experience. Mr. Canarick also provides legal and practical guidance and insights into our risk management and legal matters.

William H. Milmoe has been a director of our Company since December 2008. Since January 2006, Mr. Milmoe has served as President and Chief Financial Officer of CDS International Holdings, Inc., a private investment firm. From 1997 to January 2006, he was CDS International Holdings, Inc.’s Chief Financial Officer and Treasurer. Mr. Milmoe is a certified public accountant with over 47 years of broad business experience in both public accounting and private industry. Mr. Milmoe is Chairman Emeritus of Celsius Holdings, Inc., a Nasdaq listed public company; and President of The Carl Angus DeSantis Foundation, Inc.

Director Qualifications:

Mr. Milmoe is a certified public accountant and has 47 years of relevant business and financial experience. Mr. Milmoe uses his substantial experience to provide practical guidance and insights to the Company.

Eric Friedman has been a director of our Company since November 2020. Mr. Friedman has been retired since January 2024 and, prior to his retirement, was self-employed. From January 2019 to March 2020 he served as the Controller of RES Realty LLC, from October 2016 to January 2019, he was an independent consultant and from August 2011 to August 2016, he was the Controller of W & E Sales Co. Inc. Mr. Friedman was previously employed by the Company from 1996 to 2011, serving several positions including Chief Financial Officer, Assistant to the President and the President of its branded subsidiary, AgroLabs, Inc.

Director Qualifications:

Mr. Friedman is a certified public accountant and has 48 years of relevant business and financial experience. Mr. Friedman uses his substantial experience to provide practical guidance and insights to the Company.

Family Relationships

Other than as described above, there are no family relationships among our executive officers and directors.

Involvement in Certain Legal Proceedings

None of our directors or executive officers has been involved in any legal proceedings in the past 10 years that would require disclosure under Item 401(f) of Regulation S-K.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, executive officers and holders of more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership of Common Stock with the SEC. Based solely on our review, all required filings regarding changes of ownership were filed during the Fiscal Year Ended June 30, 2026.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the number of shares of Common Stock of Integrated BioPharma, Inc. beneficially owned on October 15, 2026 by:

●	each person who is known by the Company to beneficially own five percent (5%) or more of the Common Stock of the Company;
●	each of the directors and executive officers of the Company; and
●	all of the Company’s directors and executive officers, as a group.

Name of Beneficial Owner (1)	Number of Shares Beneficially Owned (2)	Percent of Shares Beneficially Owned (3)
Damon DeSantis ..............................................................	12,945,558 (4)	41.4%
Riva Sheppard ..................................................................	5,594,679 (5)	17.6%
Christina Kay ...................................................................	5,578,979 (6)	17.5%
Heidi Kay .........................................................................	5,019,161 (7)	16.2%
Estate of E. Gerald Kay ....................................................	3,293,815	10.6%
Dina L Masi ......................................................................	1,042,200 (8)	3.3%
Robert Canarick .................................................................	746,733 (9)	2.4%
William Milmoe .................................................................	651,167 (9)	2.1%

-5--

Eric Friedman .....................................................................	312,500 (10)	1.0%
Directors and executive officers as a group (7 persons).....	23,578,001 (11)	67.6%

(1)	The address of each of the persons listed is c/o Integrated BioPharma Inc., 225 Long Avenue, Hillside, New Jersey 07205.
(2)

Unless otherwise indicated, includes shares owned by a spouse, minor children, by relatives sharing the same home, and entities owned or controlled by the named person. Also includes shares if the named person has the right to acquire such shares within 60 days after October 15, 2026, by the exercise of warrant, stock option or other right. Unless otherwise noted, shares are owned of record and beneficially by the named person.

(3)	Based upon 31,059,610 shares of Common Stock outstanding on October 15, 2026.
(4)

Includes (i) 12,733,058 shares owned by CDDS 2.0, LLC of which Mr. DeSantis owns a 100% interest in and (ii) 212,500 shares of Common Stock issuable upon exercise of presently exercisable stock options.

(5)

Includes (i) 3,293,815 shares held by the Estate of E Gerald Kay (the “Estate”), for which Mrs. Sheppard shares dispositive power with Ms. Kay as Co-Executors of the Estate; (ii) 16,697 shares held in the Riva Sheppard Trust; (iii) 15,700 shares held in the Emily Sheppard Trust, for which Mrs. Sheppard is the Trustee; and (iv) 795,000 shares of Common Stock issuable upon exercise of presently exercisable stock options.

(6)

Includes (i) 3,293,815 shares held by the Estate, for which Ms. Kay shares dispositive power with Mrs. Sheppard as Co-Executors of the Estate; (ii) 16,697 shares held in the Christina Kay Trust; and (iii) 795,000 shares of Common Stock issuable upon exercise of presently exercisable stock options.

(7)	Includes 3,293,815 shares of Common Stock owned by the Estate of which Mrs. Kay is sole beneficiary.
(8)	Includes 695,000 shares of Common Stock issuable upon exercise of presently exercisable stock options.
(9)	Includes 512,500 shares of Common Stock issuable upon exercise of presently exercisable stock options.
(10)	Includes 312,500 shares of Common Stock issuable upon exercise of presently exercisable stock options.
(11)

Includes (i) 12,733,058 shares owned by CDDS 2.0, LLC of which Mr. DeSantis owns a 100% interest in; (ii) 3,293,815 shares held by the Estate, for which Mrs. Sheppard and Ms. Kay are Co-Executors of; (iii) 15,700 shares held in the Emily Sheppard Trust, for which Mrs. Sheppard is the Trustee (iv) 16,697 shares held in each the Christina Kay Trust and Riva Sheppard Trust, and (v) 3,835,000 shares of Common Stock issuable upon exercise of presently exercisable stock options.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table includes information as of June 30, 2026 relating to the Company's stock option plans, which comprise all of the Company's equity compensation plans. The table provides the number of securities to be issued upon the exercise of outstanding options under such plans, the weighted-average exercise price of such outstanding options and the number of securities remaining available for future issuance under such plans.

	Equity Compensation Plan Information
	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities
	(a)	(b)	reflected in column (a))
Equity compensation plans approved by security holders (1)	4,386,850	$ 0.39	-
Equity compensation plans not approved by security holders (2)	726,500	0.29	6,773,500

Totals	5,113,350	$ 0.38	6,773,500

1.	Equity compensation under the Company’s 2001 Stock Option Plan.
2.	Equity compensation under the Company’s 2025 Equity Incentive Plan.

CORPORATE GOVERNANCE

Director Independence

Our Common Stock is not currently listed on a national securities exchange and as such we have used the definition of “independence” as defined by The NASDAQ Stock Market to make a determination on the independence of our directors. Based on such definition, we have concluded that Mr. Canarick and Mr. Friedman are deemed to be “independent”.

Board Meetings and Committees; Annual Meeting Attendance

The Board of Directors held seven meetings, the Audit Committee held four meetings and the Compensation Committee held two meetings during the fiscal year ended June 30, 2026. The Board meetings were attended by all current directors, except Mr. DeSantis did not attend one meeting, and all directors serving on committees attended all committee meetings. The Company does not have a policy with regard to Board members’ attendance at annual meetings.

Audit Committee

The Company has a standing Audit Committee. The Audit Committee’s is comprised of Mr. Canarick and Mr. Friedman, each of whom is deemed independent, and Mr. Milmoe, who is not an independent director. Mr. Milmoe meets the requirements set forth for an "audit committee financial expert", as defined in the applicable SEC rules, however, is not deemed independent as he beneficially owns approximately 42.5% of the Company’s outstanding common stock for most of the fiscal year ended June 30, 2026. His formal education and nature and scope of his previous professional experience adds value to the Audit Committee. The Audit Committee periodically consults with the Company’s management and independent public accountants on financial matters, including the Company’s internal financial controls and procedures. The Audit Committee operates under a written Charter, a copy which is available on the Company’s website at https://ir.ibiopharma.com/audit-committee-charter/. The Audit Committee met four times in the fiscal year ended June 30, 2026, all of which were attended by all Audit Committee members.

Compensation Committee

The Company has a standing Compensation Committee composed of Mr. Milmoe, Mr. Canarick and Mr. Friedman. The Board set the initial function of the Compensation Committee as developing an incentive compensation plan for the Company’s executive officers and employees, reviewing executive management compensation and reporting back to the Board of Directors with their recommendations. The Compensation Committee has the sole authority to retain and terminate any compensation consultant to be used to assist in the evaluation of director, Chief Executive Officer or other executive officer compensation or employee benefit plans, and has sole authority to approve the consultant’s fees and other retention terms. The Compensation Committee also has the authority to obtain advice and assistance from internal or external legal, accounting or other experts, advisors and consultants to assist in carrying out its duties and responsibilities, and has the authority to retain and approve the fees and other retention terms for any external experts, advisors or consultants. The Compensation Committee does not currently have a charter. The Compensation Committee met two times in the fiscal year ended June 30, 2026, both of which were attended by all Compensation Committee members.

Compensation Committee Interlocks and Insider Participation

None of the members of our compensation committee was, during the year ended June 30, 2025, an officer or employee of ours, was formerly an officer of ours or had any relationship requiring disclosure by us under Item 404 of Regulation S-K. No interlocking relationship as described in Item 407(e)(4) of Regulation S-K exists between any of our executive officers or Compensation Committee members, on the one hand, and the executive officers or compensation committee members of any other entity, on the other hand, nor has any such interlocking relationship existed in the past.

Nominations

The Company does not have a standing nominating committee. With respect to nominating matters, the entire Board performs this function due to the limited number of independent directors currently on the Board. At such time, if any, as the Board composition changes or the Board otherwise deems appropriate, the Company may establish a separate nominating committee. As a result, the entire Board participates in the consideration of Board nominees. Given the size and the ownership structure of the Company, the Board, at this time, does not have a policy with regard to consideration of director candidates recommended by security holders or a policy with regard to consideration of diversity in considering director nominees. The Company’s By-Laws provide for director nominees by any stockholder of the Company who complies with the notice procedures set forth in the Company’s By-Laws and is a stockholder of record on the date of the giving of such notice and on the record date for the determination of stockholders entitled to vote at such meeting.

The Company’s Common Stock is currently quoted on the OTCQX® Best Market of the OTC Markets Group, Inc. under the symbol “INBP.” In order to maintain quotation on the OTCQX, the Company will be required to comply with certain minimum qualitative and quantitative requirements, including with respect to corporate governance. There can be no assurances that the Company will be able to comply with these qualitative and quantitative requirements for continued quotation of its Common Stock on the OTCQX.

Communication with Directors

The Company has established procedures for stockholders or other interested parties to communicate directly with the Board of Directors. Such parties can contact the Board of Directors by mail at: Integrated BioPharma Inc., 225 Long Avenue, Hillside, New Jersey 07205.

Code of Ethics

The Company has adopted a Code of Ethics which applies to our directors, officers, senior management and certain other of our employees, including our principal executive officer, principal financial officer, principal accounting officer, controller or persons performing similar functions. Our updated Code of Ethics was filed as an exhibit to Current Report on Form 8-K dated May 11, 2022, as filed with the SEC on May 12, 2022.

Board Leadership Structure

Our Board has chosen to separate the roles of Chief Executive Officer and Chairperson of the Board. As Co-Chief Executive Officers, Ms. Kay and Mrs. Sheppard are responsible for day-to-day management of the Company and the overall execution of our strategy. Currently, our Board does not have a Chairperson.

Board of Directors Role in Risk Oversight

The Company’s audit committee is primarily responsible for overseeing the Company’s risk management processes on behalf of the full Board. The audit committee has periodic meetings with management, during which the audit committee receives reports from management regarding the Company’s assessment of risks and discusses with management the Company’s policies with respect to risk assessment, the Company’s major financial risk exposures and the steps to be taken to monitor and mitigate these exposures. While the audit committee is responsible for risk oversight and for ensuring that material risk is identified and managed properly, the Company’s management is responsible for the day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing our Company.

Employee, Officer and Director Hedging

The Company’s Insider Trading Policy currently doesn’t address hedging transactions. The Company’s officers, directors and certain identified employees do not actively trade in the Company’s stock and have held the shares since the initial acquisition date.

Insider Trading Arrangements and Policies

We are committed to promoting high standards of ethical business conduct and compliance with applicable laws, rules, and regulations. As part of this commitment, we have adopted our Insider Trading Policy governing the purchase, sale, and/or other dispositions of our securities by our directors, officers, and employees that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the exchange listing standards applicable to us.

Clawback Policy

The Company is not listed on either the New York Stock Exchange or the Nasdaq Stock Market and therefore isn’t required to and has not adopted a formal clawback policy with respect to the recovery of erroneously awarded compensation in the event of a financial restatement due to material noncompliance with any financial reporting requirement under the securities laws (with no fault required). Notwithstanding the absence of a formal policy, if the Board determines that an executive officer has engaged in fraudulent or intentional misconduct, the Board would take action to remedy the misconduct, prevent its recurrence, and impose such discipline on the wrongdoers as would be appropriate. Discipline would vary depending on the facts and circumstances, and may include, without limit, (1) termination of employment, (2) initiating an action for breach of fiduciary duty, and (3) if the misconduct resulted in a significant restatement of the Company’s financial results, seeking reimbursement of any portion of performance-based or incentive compensation paid or awarded to the executive that is greater than would have been paid or awarded if calculated based on the restated financial results. These remedies would be in addition to, and not in lieu of, any actions imposed by law enforcement agencies, regulators or other authorities.

EXECUTIVE OFFICERS

The following table sets forth certain information with respect to Named Executive Officers of the Company as of the Fiscal Year Ended June 30, 2026:

	Age	Position Held	Officer Since
Riva Sheppard..............................................	59	Co-Chief Executive Officer	1991
Christina Kay ..............................................	56	Co-Chief Executive Officer	1994
Dina L Masi ................................................	64	Chief Financial Officer	2005

The following individual is an executive officer of the Company but is not a director or nominee for director:

Dina L. Masi is Senior Vice President, Chief Financial Officer and Secretary of the Company. Ms. Masi joined the Company on November 17, 2005. Ms. Masi also acted as the Chief Financial Officer of privately held companies that the Company provided bookkeeping and other back-office services for, namely, Maternal Science, Inc. and later Healthy Mama Holdings, LLC from September 2014 to December 2021. Previously, Ms. Masi operated a financial services consulting firm, DLM Accounting and Financial Services, LLC, providing accounting and financial services to small business owners from May 2005 to present. From June 2002 to December 2004, Ms. Masi served as the Chief Financial Officer and Senior Vice President of Prescott Funding, LLC, a licensed residential mortgage lender specializing in non-conforming consumer lending. Ms. Masi also served as the Chief Financial Officer and Senior Vice President of Fintek, Inc., a privately owned financial consulting services company, from July 2001 to September 2005, and as Management Information Officer from February 1998 to July 2001.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

The goal of our named executive officer compensation program is the same as our goal for operating the Company - to create long-term value for our stockholders. Toward this goal, we have designed and implemented our compensation programs for our named executives to reward them for sustained financial and operating performance and leadership excellence, to align their interests with those of our stockholders and to encourage them to remain with the Company for long and productive careers. Most of our compensation elements simultaneously fulfill one or more of our performance, alignment and retention objectives. These elements consist of salary and annual bonus, equity incentive compensation, retirement and other benefits. In deciding on the type and amount of compensation for each executive, we focus on both current pay and the opportunity for future compensation. We combine the compensation elements for each executive in a manner we believe optimizes the executive’s contribution to the Company.

Compensation Objectives

Performance. Our three executives who are identified in the Summary Compensation Table below (whom we refer to as our named executives) have a combined total of 88 years with the Company, during which they have held different positions and been, in some cases, promoted to increasing levels of responsibility. The amount of compensation for each named executive reflects his or her level of management experience, performance level and career of service to the Company over a long period. A key element of compensation that depends upon the named executive’s performance is equity incentive compensation in the form of stock options and restricted stock units (“RSUs”), subject to vesting schedules that require continued service with the Company.

Base salary is designed to be commensurate with each executive’s scope of responsibilities, demonstrated leadership abilities, and management experience and effectiveness. Our other elements of compensation focus on motivating and challenging the executive to achieve superior, longer-term, sustained results. Each of the Co-CEOs earned approximately eight percent more in the Fiscal Year Ended June 30, 2026 as compared to the Year Ended June 30, 2025 and the CFO earned approximately eight percent more in the Fiscal Year Ended June 30, 2026 as compared to the Year Ended June 30, 2025. These increases were the result of the increases in base salaries for each of the named executive officers.

Alignment. We seek to align the interests of the named executives with those of our investors by evaluating executive performance on the basis of key financial measurements which we believe closely correlate to long-term stockholder value, including revenue, operating profit, earnings per share, operating margins, return on total equity or total capital, cash flow from operating activities and total stockholder return. Equity incentive compensation awards are designed to align the interests of the named executives with stockholders because the total value of those awards corresponds to stock price appreciation.

Retention. We attempt to retain our executives by using continued service as a determinant of total pay opportunity, with the extended vesting terms of stock option and RSU awards.

Implementing Our Objectives

Determining Compensation. We rely upon our judgment in making compensation decisions, after reviewing the performance of the Company and carefully evaluating an executive’s performance during the year against established goals, leadership qualities, operational performance, business responsibilities, career with the Company, current compensation arrangements and long-term potential to enhance stockholder value. Specific factors affecting compensation decisions for the named executives include:

●         key financial measurements such as revenue, operating profit, earnings per share, operating margins, return on total equity or total capital, cash flow from operating activities and total stockholder return;

●         strategic objectives such as acquisitions, dispositions or joint ventures, technological innovation and globalization;

●         promoting commercial excellence by launching new or continuously improving products or services, being a leading market player and attracting and retaining customers;

●         achieving specific operational goals for the Company, including improved productivity, simplification and risk management;

●         achieving excellence in their organizational structure and among their employees; and

●         supporting our values by promoting a culture of unyielding integrity through compliance with law and our ethics policies, as well as commitment to community leadership and diversity.

We generally do not adhere to rigid formulas or necessarily react to short-term changes in business performance in determining the amount and mix of compensation elements. We consider competitive market compensation paid by other companies, but we do not attempt to maintain a certain target percentile within a peer group or otherwise rely on those data to determine executive compensation. We incorporate flexibility into our compensation programs and in the assessment process to respond to and adjust for the evolving business environment.

We strive to achieve an appropriate mix between equity incentive awards and cash payments in order to meet our objectives. Any apportionment goal is not applied rigidly and does not control our compensation decisions; we use it as another tool to assess an executive’s total pay opportunities and whether we have provided the appropriate incentives to accomplish our compensation objectives. Our mix of compensation elements is designed to reward recent results and motivate long-term performance through a combination of cash and equity incentive awards. We also seek to balance compensation elements that are based on financial, operational and strategic metrics with others that are based on the performance of our shares. We believe the most important indicator of whether our compensation objectives are being met is our ability to motivate our named executives to deliver superior performance and retain them to continue their careers with us on a cost-effective basis.

No Employment and Severance Agreements. Our named executives do not have employment, severance or change-of-control agreements. Our named executives serve at the will of the Board, which enables the Company to terminate their employment with discretion as to the terms of any severance arrangement. This is consistent with the Company’s performance-based employment and compensation philosophy. In addition, our policies on employment, severance and retirement arrangements help retain our executives by subjecting to forfeiture significant elements of compensation that they have accrued over their careers at the Company if they leave the Company prior to retirement.

Role of Board and Co-CEOs. The Board of Directors is primarily responsible for developing and evaluating potential candidates for executive positions, including the Co-CEOs, and for overseeing the development of executive succession plans. As part of this responsibility, the Board’s Compensation Committee oversees the design, development and implementation of the compensation program for the Co-CEOs and the other named executives. The Compensation Committee evaluates the performance of the Co-CEOs and determines the Co-CEOs compensation in light of the goals and objectives of the compensation program. The Co-CEOs and the Compensation Committee together assess the performance of the other named executives and determine their compensation based on initial recommendations from the Co-CEOs.

The Co-CEOs attend the Compensation Committee meetings as invited guests and assist the committee in reaching compensation decisions with respect to the named executives other than themselves. The remaining named executive does not play a role in her own compensation determination, other than discussing individual performance objectives with the Co-CEOs.

Role of Compensation Consultants. We have not used the services of any compensation consultants in matters affecting senior executive or director compensation. In the future, either the Company or the Board may engage or seek the advice of compensation consultants.

Equity Grant Practices. The exercise price of each stock option awarded to our senior executives under our long-term incentive plan is the Volume Weighted Average Price over the past ten trading days and not at the end of anyone trading day. Scheduling decisions are made without regard to anticipated earnings or other major announcements by the Company.

Tax Deductibility of Compensation. Section 162(m) of the Internal Revenue Code of 1986, as amended, imposes a $1 million limit on the amount that a public Company may deduct for compensation paid to the Company’s CEOs or any of the Company’s four other most highly compensated executive officers who are employed as of the end of the year. This limitation does not apply to compensation that meets the requirements under Section 162(m) for “qualifying performance-based” compensation (i.e., compensation paid only if the individual’s performance meets pre-established objective goals based on performance criteria approved by stockholders). For the year ended June 30, 2025, the deduction for compensation paid to the Company’s “covered employees” was not limited by Section 162(m).

Potential Impact on Compensation from Executive Misconduct. If the Board determines that an executive officer has engaged in fraudulent or intentional misconduct, the Board would take action to remedy the misconduct, prevent its recurrence, and impose such discipline on the wrongdoers as would be appropriate. Discipline would vary depending on the facts and circumstances, and may include, without limit, (1) termination of employment, (2) initiating an action for breach of fiduciary duty, and (3) if the misconduct resulted in a significant restatement of the Company’s financial results, seeking reimbursement of any portion of performance-based or incentive compensation paid or awarded to the executive that is greater than would have been paid or awarded if calculated based on the restated financial results. These remedies would be in addition to, and not in lieu of, any actions imposed by law enforcement agencies, regulators or other authorities.

Elements Used to Achieve Compensation Objectives

Annual cash compensation

Base salary. Base salaries for our named executives depend on the scope of their responsibilities, their performance, and the period over which they have performed those responsibilities. Decisions regarding salary increases take into account the executive’s current salary and the amounts paid to the named executive’s peers within and outside the Company. Base salaries are reviewed approximately every 12 months, but are not automatically increased if the Board believes that other elements of compensation are more appropriate in light of our stated objectives. This strategy is consistent with the Company’s primary intent of offering compensation that is contingent on the achievement of performance objectives.

Bonus. For the fiscal year ended June 30, 2026, the Company paid an aggregate amount of $42,220 to three of the named executive officers based on achieving quantitative and qualitative goals. This was $19,520 more than the prior year or approximately 86%.

The salaries paid to the named executives during the year ended June 30, 2026 are discussed below and shown in the Summary Compensation Table below.

Equity Awards

The Company’s equity incentive compensation program is designed to recognize scope of responsibilities, reward demonstrated performance and leadership, motivate future superior performance, align the interests of the executive with our stockholders’ and retain the executives through the term of the awards. We consider the grant size and the appropriate combination of stock options when making award decisions. The amount of equity incentive compensation grants are based upon the strategic, operational and financial performance of the Company overall and reflects the executives’ expected contributions to the Company’s future success. Existing ownership levels are not a factor in award determination, as we do not want to discourage executives from holding significant amounts of our stock. The timing of awards for the named executives is based on the annual awards for the named executives and any other employee awarded grants for the current year, which occurs at the first Board Meeting after the Compensation Committee meeting generally held in November, generally after the filing of the Company’s September Form 10-Q. The Compensation Committee does take into account the timing of the filing of the September Form 10-Q when determining the timing and terms of such an award and if the Compensation Committee meets prior to the filing of the September Form 10-Q, the measurement date of the award will be set to be 10 trading days after the filing of the September 10-Q. In all cases, the value of the award is calculated using the Volume Weighted Average Price over the past ten trading days and not at the end of anyone trading day.

We have expensed stock option and RSU grants in accordance with United States generally accepted accounting principles. When determining the appropriate amount of stock options and RSUs, our goal is to weigh the cost of these grants with their potential benefits as a compensation tool. Stock options only have value to the extent the price of our stock on the date of exercise exceeds the exercise price on grant date, and thus are an effective compensation element only if the stock price grows over the term of the award. In this sense, stock options are a motivational tool.

Each of the named executives received grants of stock options in the years ended June 30, 2026 and 2025. The stock options granted become exercisable in three (3) equal annual installments each on the annual anniversary date of the vesting date (December 9 and December 4, respectively) and have a maximum ten-year term (see outstanding equity table filed herein). We believe that this vesting schedule aids the Company in retaining executives and motivating longer-term performance. Under the terms of the Company’s equity incentive plan, unvested stock options and RSUs are forfeited if the executive voluntarily leaves the Company. There were no awards of RSU grants in the fiscal years ended June 30, 2026 and 2025.

Other Compensation

Other compensation paid to executive officers includes the Company’s matching contribution, made in accordance with the Integrated BioPharma, Inc. 401(k) Profit Sharing Plan, to the account of the named executive officer.

Compensation for the Named Executives in the year ended June 30, 2026

Strength of Company performance. The specific compensation decisions made for each of the named executives for the year ended June 30, 2026 reflect the performance of the Company against key financial and operational measurements. A more detailed analysis of our financial and operational performance is contained in the Management’s Discussion & Analysis section of our most recent Annual Report on Form 10-K filed with the SEC.

Co-CEOs compensation. In determining Ms. Kay’s compensation for the year ended June 30, 2026, the Board considered her performance against the Company’s financial, strategic and operational goals for the year. In the fiscal year ended June 30, 2026, Ms. Kay received $287,539 in salary, a bonus of $13,750, and $11,332 in other compensation for her service as the Co-Chief Executive Officer. Ms. Kay’s compensation for the 2026 fiscal year was based on quantitative and qualitative managerial efforts and business.

In determining Mrs. Sheppard’s compensation for the year ended June 30, 2026, the Board considered her performance against the Company’s financial, strategic and operational goals for the year. In the fiscal year ended June 30, 2026, Mrs. Sheppard received $287,539 in salary, a bonus of $13,750, and $11,332 in other compensation for her service as the Co-Chief Executive Officer. Mrs. Sheppard’s compensation for the 2026 fiscal year was based on quantitative and qualitative managerial efforts and business.

CFO compensation. In determining Ms. Masi’s compensation for the year ended June 30, 2026, the Board considered her performance against her financial, strategic and operational goals for the year. In the fiscal year ended June 30, 2026, Ms. Masi received $300,476 in salary, a bonus of $14,720 and $11,888 in other compensation for her service as an executive officer of the Company. Ms. Masi’s compensation for the 2026 fiscal year was based on quantitative and qualitative managerial efforts and business.

Report of the Compensation Committee

The Compensation Committee has reviewed and discussed with our management the Compensation Discussion and Analysis included in this Proxy. Based on that review and discussion, the Compensation Committee has recommended that the Compensation Discussion and Analysis be included in this Proxy.

October 28, 2026

Compensation Committee

William H Milmoe

Eric Friedman

Robert Canarick

Summary Compensation Table for 2026

The table below summarizes the total compensation paid or earned by our Co-Chief Executive Officers and our Chief Financial Officer and one other most highly compensated executive officer who was serving as an executive officer (the “Named Executive Officers”) for each of the last two completed fiscal years.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compen-sation ($) (2)	Total ($)

Christina Kay
Co-Chief Executive Officer	2026	$ 287,539	$ 13,750	$ -	$ 38,111	$ -	$ -	$ 11,332	$ 350,732
	2025	268,000	7,600	-	39,133	-	-	10,304	325,037

Riva Sheppard
Co-Chief Executive Officer	2026	287,539	13,750	-	38,111	-	-	11,332	350,732
	2025	268,000	7,600	-	39,133	-	-	10,304	325,037

Dina Masi	2026	300,476	14,720	-	33,660	-	-	11,888	360,744
Chief Financial Officer and	2025	280,000	7,500	-	36,297	-	-	10,780	334,577
Senior Vice President

(1) - The amounts in this column reflect the dollar amount recognized as expense with respect to stock options for financial statement reporting purposes during the fiscal years ended June 30, 2026 and 2025, in accordance with Accounting Standards Codification ("ASC") Topic 718 and thus includes amounts from awards granted prior to each twelve month period ended, respectively. Assumptions used in the calculation of these amounts are included in Note 12 to the audited financial statements included in our 2026 and 2025 annual reports.

(2) - The amount shown in this column reflects for each named executive officer the total estimated value of the matching contribution to the Integrated BioPharma, Inc. 401(k) Profit Sharing Plan.

Pay Versus Performance Table

Year(1)	Summary Compensation Total For PEO($)(2)	Compensation Actually Paid to PEO ($)(3)	Average Summary Compensation for Non-PEO Named Executive Officers ($)(2)	Average Compensation Actually Paid to Non-PEO Named Executive Officers ($)(3)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return ($)(4)	Net Income (loss) ($)(in thousands)(5)
2026	$350,732	$349,208	$360,744	$364,100	$34	$(2,842)
2025	325,037	318,641	334,577	333,380	72	808
2024	331,301	315,189	343,719	328,805	42	112

(1) For the Fiscal Year Ended June 30.
(2) The Company’s Principal Executive Officer (“PEO”) are the Co-Chief Executive Officers, amount represents the amounts per the Summary Compensation Table Total for each of the Co-CEO’s and the Company’s only Non-PEO is its Chief Financial Officer and Senior Vice President.
(3) Compensation Actually Paid was adjusted for changes in the estimated fair value of equity awards in accordance with Item (402(v) of Regulation S-K. Accordingly, the options awards disclosed in the Summary Compensation Table were deducted and the estimated fair value of any equity awards granted in the fiscal year were added and changes in fair value for vested and unvested awards from the previous fiscal year were either added or subtracted.
(4) Calculated pursuant to Item 201(e) of Regulation S-K.
(5) Net income (loss) for each of the fiscal year ended June 30.

Outstanding Equity Awards at Fiscal Year End June 30, 2026

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units That Have Not Vested (#)	Market Value of Shares or Units That Have Not Vested ($)(1)
Christina Kay	250,000	(a)			0.21	5/24/2029	-0-	-0-
	100,000	(b)			0.65	11/4/2030	-0-	-0-
	65,000	(c)			0.95	11/3/2031	-0-	-0-
	100,000	(d)			0.41	11/9/2032	-0-	-0-
	100,000	(e)	50,000	(e)	0.26	11/28/2033	-0-	-0-
	41,667	(f)	83,333	(f)	0.34	12/4/2034	-0-	-0-
	-0-	(g)	140,000	(g)	0.35	12/9/2035	-0-	-0-
Riva Sheppard	250,000	(a)			0.21	5/24/2029	-0-	-0-
	100,000	(b)			0.65	11/4/2030	-0-	-0-
	65,000	(c)			0.95	11/3/2031	-0-	-0-
	100,000	(d)			0.41	11/9/2032	-0-	-0-
	100,000	(e)	50,000	(e)	0.26	11/28/2033	-0-	-0-
	41,667	(f)	83,333	(f)	0.34	11/28/2033	-0-	-0-
	-0-	(g)	140,000	(g)	0.35	12/9/2035	-0-	-0-
Dina L. Masi	150,000	(a)			0.21	5/24/2029	-0-	-0-
	100,000	(b)			0.65	11/4/2030	-0-	-0-

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65,000	(c)			0.95	11/3/2031	-0-	-0-
100,000	(d)			0.41	11/9/2032	-0-	-0-
100,000	(e)	50,000	(e)	0.24	11/28/2033	-0-	-0-
41,667	(f)	83,333	(f)	0.31	12/4/2034	-0-	-0-
-0-	(g)	140,000	(g)	0.35	12/9/2035	-0-	-0-

(1) There were no Shares or Units of Stock outstanding as of June 30, 2026
(a) Common share options granted on 05/24/2019 which vested 50% on the grant date and 50% vested over a three-year period.
(b) Common share options granted on 11/04/2020 which vested over a three-year period.
(c) Common share options granted on 11/03/2021 which vested over a three-year period.
(d) Common share options granted on 11/09/2022 which vested over a three-year period.
(e) Common share options granted on 11/28/2023 which vest over a three-year period.
(f) Common share options granted on 12/04/2024 which vest over a three-year period.
(g) Common share options granted on 12/09/2025 which vest over a three-year period.

Option Exercises and Stock Vested for 2026

The Named Executive Officers exercised stock options and had stock vested during the fiscal year ended June 30, 2026 as follows:

	Option Awards		Stock Awards
(a) Name	(b) Number of Shares Acquired on Exercise (#)	(c) Value Realized on Exercise ($)(1)	(d) Number of Shares Acquired on Vesting (#)	(e) Value Realized on Vesting ($)(2)
Christina Kay	-0-	$ -	-0-	$ -
Riva Sheppard	-0-	-	-0-	-
Dina L. Masi	-0-	-	-0-	-

(1)	The market price used in determining the value realized was calculated using the close of the share price on the OTCQX® Best Market on the date of exercise.
(2)	The market price used in determining the value realized was calculated using the close of the share price on the OTC Market on the date of grant.

Potential Payments upon Termination or Change in Control

The Company does not have any agreements or arrangements with its executive officers that would entitle such Named Executive Officers to payments or the provision of other benefits upon termination of employment.

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

The Company currently does not have any employment contracts or other similar agreements or arrangements with any of its executive officers.

Director Compensation

An option grant in the aggregate amount of 200,000 shares was awarded to the non-officer Directors (50,000 each) who was a director as of the date of the Board of Directors Meeting held on June 18, 2025, to purchase Common Stock under the Company’s 2001 Stock Option Plan, with an exercise price of $0.30 and $0.33, which represents the estimated fair market value of the shares of Common Stock as of the measurement date, for their service on the Board of Directors for the fiscal year ending June 30, 2025. Each 50,000 grant vested in equal quarterly installments of 25% at the end each quarter, September 30, 2025, December 31, 2025, March 31, 2026 and June 30, 2026, as each of the Directors were on the Board of the Company at the time of vesting.

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Additionally, each non-officer Director received seven hundred dollars ($700) for each meeting attended, including Committee Meetings. The Company currently has a standing Audit and Compensation Committee.

Director Compensation for the fiscal year ended June 30, 2026

The table below summarizes the total compensation paid or earned by our directors for the fiscal year ended June 30, 2026:

	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Option Awards ($) (2)	All Other Compensation ($)	Total ($)
Riva Sheppard (3)
Damon DeSantis	$ 4,200	$ -0-	$ 15,570	$ -0-	$19,770
Christina Kay (3)
Robert Canarick	9,100	-0-	15,570	-0-	24,670
Eric Friedman	9,100	-0-	15,570	-0-	24,670
William H Milmoe	9,100	-0-	15,522	-0-	24,622

1.	Represents the dollar amount recognized for financial statement reporting purposes with respect to fiscal year 2026 for outstanding restricted stock units in accordance with ASC Topic 718.

2.	Represents the dollar amount recognized for financial statement reporting purposes with respect to fiscal year 2026 for outstanding stock options in accordance with ASC Topic 718.

3.	Does not receive compensation in capacity as director, however, compensation as a named executive officer is disclosed above.

Our non-employee directors held the following unexercised options at the fiscal year ended June 30, 2026:

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Riva Sheppard(a)
Damon DeSantis	50,000	-	0.51	06/20/2032
	50,000	-	0.33	07/18/2033
	50,000	-	0.18	08/07/2034
	50,000	-	0.30	6/19/2035
	-0-	50,000	0.20	06/24/2036
Christina Kay(a)
Robert Canarick	50,000	-	0.23	11/18/2026
	150,000	-	0.21	05/24/2029
	50,000	-	0.65	11/04/2030
	50,000	-	0.95	11/03/2031
	50,000	-	0.51	06/20/2032
	50,000	-	0.33	07/18/2033
	50,000	-	0.18	08/07/2034
	50,000	-	0.30	06/18/2035
	-0-	50,000	0.18	06/24/2036
William H Milmoe	50,000	-	0.23	11/18/2026
	150,000	-	0.21	05/24/2029
	50,000	-	0.65	11/04/2030
	50,000	-	0.95	11/03/2031
	50,000	-	0.51	06/20/2032
	50,000	-	0.33	07/18/2033
	50,000	-	0.20	08/07/2034
	50,000	-	0.33	06/18/2035
	-0-	50,000	0.18	06/24/2036

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Eric Friedman	50,000	-	0.65	11/04/2030
	50,000	-	0.95	11/03/2031
	50,000	-	0.51	06/20/2032
	50,000	-	0.33	07/18/2033
	50,000	-	0.18	08/07/2034
	50,000	-	0.30	06/18/2035
	-0-	50,000	0.18	06/24/2036

(a)	Did not receive compensation in capacity as director. Unexercised options as a named executive officer are disclosed above.

TRANSACTIONS WITH RELATED PERSONS

Except as disclosed herein, no director, executive officer, stockholder holding at least 5% of shares of our Common Stock, or any family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transaction since June 30, 2022, in which the amount involved in the transaction exceeds the lesser of $120,000 or one percent of the average of our total assets at the year-end for the last two completed fiscal years.

Warehouse and office facilities are leased from Vitamin Realty Associates, L.L.C. (“Vitamin Realty”), which is controlled with 41% ownership by each of the Company’s Co-Chief Executive Officers and directors of the Company and 18% by their mother, a major stockholder of the Company. On January 5, 2012, MDC, a wholly-owned subsidiary of the Company, entered into a second amendment to the lease (the “Second Lease Amendment”) with Vitamin Realty for its office and warehouse space in Hillside, New Jersey increasing its rentable square footage from an aggregate of 74,898 square feet to 76,161 square feet and extending the expiration date to January 31, 2026. On July 15, 2022, MDC entered into a third amendment to the lease (the “Third Lease Amendment”) with Vitamin Realty, increasing its rentable square footage to 116,175. This Third Lease Amendment provides for minimum annual rental payments of $842, plus increases in real estate taxes and the building operating expenses allocation percentage and was effective as of July 1, 2022. On February 17, 2026, the Company entered into a fourth amendment of the lease (the “Fourth Lease Amendment”). The Fourth Amendment, decreases the rentable square footage to 110,095, provides for minimum annual rental payments of $1.1 million and extends the expiration date to January 31, 2029.

Related Person Transaction Policies and Procedures

We have not adopted written policies or procedures for the review, approval or ratification of related party transactions involving our directors, officer and employees or their family members except for related party leases, which must be presented and approved by the Board of Directors prior to the Chief Financial Officer’s execution. Our Audit Committee considers any other related party transactions on a case-by-case basis, pursuant to the Audit Committee charter.

PROPOSAL NO. 2 RATIFICATION OF THE COMPANY’S 2025 EQUITY INCENTIVE PLAN ADOPTED ON DECEMBER 9, 2025

On December 9, 2025, the Board of Directors adopted the Integrated BioPharma, Inc. 2025 Equity Incentive Plan (the “2025 Plan”) which authorizes the grants of options, restricted shares and other equity-based awards to employees, officers, directors and consultants for up to 7,500,000 underlying shares of the Company’s Common Stock at the discretion of the Board of Directors. Prior to the adoption of the Plan, the Company had adopted the 2001 Stock Option Plan, as amended (the “2001 Plan”) and the 1997 Stock Option Plan (the “1997 Plan”) that provided for the issuance of up to 13,000,000 and 5,000,000 shares of common stock, respectively (collectively, the “Prior Plans”). Stock option grants may not be priced less than the fair market value of the Company’s common stock at the date of grant. Options granted are generally for ten-year periods, except that incentive stock options granted to a 10% stockholder (as defined) are limited to five-year terms. As of June 30, 2026, the Company has 6,773,500 shares of common stock remaining under the 2025 Plan. The 1997 Plan and 2001 Plan were terminated with the adoption of the 2025 Plan with no future options to be issued under either plan.

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The 2025 Plan is intended to enhance the Company’s ability to attract and retain highly qualified officers, directors, key employees, and other persons, and to motivate such officers, directors, key employees, and other persons to serve the Company and to expend maximum effort to improve the business results and earnings of the Company, by providing to such officers, directors, key employees and other persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, restricted stock, restricted stock units, stock appreciation rights and other stock-based awards in accordance with the terms thereof. Stock options granted under the Plan may be nonqualified stock options or incentive stock options, as provided herein.

The Prior Plans were substantially the same as the 2025 Plan providing for the issuance of equity awards to officers, directors key employees and other persons to serve the Company. There are no stock awards outstanding under the 1997 Stock Option Plan, and the options listed in the first row of the table below were issued under the 2001 Stock Option Plan.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average Exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	4,386,850	$0.39	-0-
Equity compensation plans not approved by security holders	726,500	$0.29	-
Totals	5,113,350	$0.38	-0-

The term of the 2025 Plan is 10 years.

The Board of Directors has unanimously approved the 2025 Plan, subject to shareholder approval at the Annual Meeting. The 2025 Plan is designed to support the Company’s long-term business objectives in a manner consistent with our executive compensation philosophy. The increase in authorized shares represented by the 2025 Plan is intended to secure adequate shares to fund expected awards under the Company’s long-term incentive program through at least December 2035. The Board believes that this number represents a reasonable amount of potential equity dilution and allows the Company to continue awarding equity incentives, which are an important component of our overall compensation program.

The affirmative vote of the holders of a majority of shares represented in person or by proxy and entitled to vote on this item will be required for approval of the 2025 Plan. Abstentions will be counted as represented and entitled to vote and will therefore have the effect of a negative vote. Broker non-votes (as described under “Information About Voting and the Meeting — Voting”) will not be considered entitled to vote on this item and therefore will not be counted in determining the number of shares necessary for approval.

Purpose of the 2025 Plan

The 2025 Plan will govern grants of stock-based awards to officers, directors, key employees, and other persons. It is designed to support the Company’s long-term business objectives in a manner consistent with our executive compensation philosophy. The Board believes that by allowing the Company to continue to offer its

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employees long-term, performance-based compensation through the 2025 Plan, the Company will promote the following key objectives:

•	aligning the interest of employees with those of the shareholders;

•	reinforcing key Company goals and objectives that help drive shareholder value; and

•	attracting, motivating and retaining experienced and highly qualified employees who contribute to the Company’s financial success.

Shares Available Under Plans

Shares available under the 2025 Plan will include shares that remain available, or become available due to forfeitures of awards currently outstanding, under the Prior Plans plus an additional 7,500,000 shares authorized by the 2025 Plan. As of June 30, 2026, 4,386,850 shares remain available for issuance of awards pursuant to the Prior Plans. The shares that are available for issuance under the 2025 Plan from the Prior Plans may increase to the extent outstanding awards are cancelled due to forfeiture of awards or expiration of awards without exercise.

The material terms of the 2025 Plan are summarized below. A copy of the full text of the 2025 Plan is attached to this Proxy Statement as Appendix A. This summary of the 2025 Plan is not intended to be a complete description of the 2025 Plan and is qualified in its entirety by the actual text of the 2025 Plan to which reference is made.

General Description of the 2025 Plan

The 2025 Plan permits the issuance of stock options, restricted stock, stock appreciation rights (“SARs”) and other stock-based awards. The foregoing are collectively referred to as “Awards.”.

Eligibility. Those eligible for Awards under the 2025 Plan are referred to below as “Grantees.” Grantees include any employee, officer, director, consultant or adviser to the Company or an Affiliate.

Shares Available for Issuance. The 2025 Plan authorizes the granting of Awards of up to 7,500,000 shares of Company Common Stock, including shares that remain available, or become available due to forfeitures of awards currently outstanding under the Prior Plans. Any shares covered by an Award that are forfeited, or if an Award otherwise terminates without delivery of any shares, then the number of shares of Common Stock counted against the aggregate number of shares available under the 2025 Plan with respect to such Award shall, to the extent of any such forfeiture or termination, again be available for making Awards under the 2025 Plan.

Administration. The 2025 Plan is administered by the Board. The Board may delegate any or all of its authority and responsibility to a committee. The Board has full and final authority to:

-	Designate Grantees,

-	Determine the types of Awards to made to a Grantee,

-	Determined the number shares subject to an Award, and

-

Determine the terms and conditions to which payment of Awards may be subject, including the exercise price, in the case of an Option or SAR, and the nature and duration of any restriction or condition relating to vesting, transfer or forfeiture of an Award.

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Awards.

Options. The 2025 Plan authorizes the grant of Options to purchase Common Stock which may be either incentive stock options (“ISOs”) or non-qualified stock options (“NSOs”). ISOs and NSOs are collectively referred to as “Options.” ISOs must comply with Section 422 of the Code and may only be granted to employees of the Company or one of its subsidiaries.

Each ISO granted pursuant to the 2025 Plan must have an exercise price that is not less than the fair market value of the Common Stock underlying such ISO at the time of the grant (or not less than 110% of the fair market value in the case of ISOs that are granted to Grantees, if any, who are holders of more than 10% of the Company’s Common Stock). Each NSO granted pursuant to the 2025 Plan must have an exercise price that is not less than 100% of the fair market value of a share of Common Stock at the time of the grant.

At the time Options are granted, the Committee shall determine when Options are exercisable and when they expire. However, the term of an Option cannot exceed 10 years from the date of grant (or five years from the date of the grant in the case of ISOs that are granted to Participants, if any, who are holders of more than 10% of the Common Stock).

SARs. The Board may grant SARs to Grantees, and determine the number of SARs, the term of the SARs, the time or times at which the SARs may be exercised, and all other terms and conditions of the SARs. Each SAR entitles the Grantee to receive, upon exercise of the SAR, without payment to the Company by the Grantee, an amount, payable in shares, cash or a combination of shares and cash, that is equal to the excess of the per share fair market value of the Common Stock on the date of exercise over the exercise price of the SAR.

Restricted Stock Awards. Restricted Stock consists of shares which are transferred to or sold by the Company to a Grantee but are subject to risk of forfeiture provisions and/or restrictions on their sale or other transfer by the Grantee. Restrictions or conditions could include, but are not limited to, the attainment of performance goals, continuous service with the Company, or the passage of time.

Other Stock-Based Awards. The Committee may grant Other Stock-Based Awards, which are Awards other than Options, SARs, and Restricted Stock Awards based on or measured by Company Common Stock. The Board may grant Other Stock-Based Awards to any Grantee on such terms and conditions as the Committee deems appropriate. Other Stock-Based Awards may be granted subject to the achievement of performance goals or other conditions and may be payable in the form of money or shares of Common Stock, or a combination of the two, as determined by the Board in the Award agreement.

Amendment and Termination. The 2025 Plan became effective on December 9, 2025, subject to stockholder approval. The 2025 Plan is effective for 10 years, but may be terminated earlier by the Board. Any amendment to the 2025 Plan shall be contingent on approval of the Company’s stockholders only to the extent required by applicable law, regulations or rules.

Federal Income Tax Consequences of the 2025 Plan

The following is a description of the U.S. federal income tax consequences as they relate to Awards:

ISOs. A Grantee does not generally recognize taxable income upon the grant or upon the exercise of an ISO. If a Grantee exercises an ISO during employment or within three months after his or her employment ends other than as a result of death (12 months in the case of disability), the Grantee will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the exercise of an ISO may in some cases trigger liability for alternative minimum tax purposes at that time as if the ISO were a NSO). Upon the sale or disposition of the acquired ISO shares, the Grantee recognizes income in an amount equal

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to the difference, if any, between the exercise price of the ISO shares and the fair market value of those shares on the date of sale. The income is taxed at long-term capital gains rates if the Grantee has not disposed of the stock within two years after the date of the grant of the ISO and has held the shares for at least one year after the date of exercise. The Company is not entitled to a federal income tax deduction. The holding period requirements are waived when a Grantee dies.

If a Grantee sells or disposes of ISO shares before having held them for at least one year after the date of exercise and two years after the date of grant of the ISO, the Grantee recognizes ordinary income to the extent of the lesser of: (i) the gain realized upon the sale, or (ii) the difference between the exercise price and the fair market value of the shares on the date of exercise. Any additional gain is treated as long-term or short-term capital gain depending on how long the Participant held the ISO shares prior to disposition. In the year of disposition, the Company receives a federal income tax deduction in an amount equal to the ordinary income that the Grantee recognizes as a result of the disposition.

NSOs. A Grantee does not recognize taxable income upon the grant of an NSO. Upon the exercise of an NSO, the Participant recognizes ordinary income to the extent the fair market value of the shares received upon exercise of the NSO on the date of exercise exceeds the exercise price paid by the Grantee. The Company receives an income tax deduction in an amount equal to the ordinary income that the Grantee recognizes upon the exercise of the NSO.

Restricted Stock. A Grantee who receives a Restricted Stock Award does not generally recognize taxable income at the time of the Award. Instead, the Grantee recognizes ordinary income in the first taxable year in which his or her interest in the shares becomes either (i) freely transferable, or (ii) no longer subject to a substantial risk of forfeiture. The amount of taxable income is equal to the fair market value of the shares less the cash, if any, paid for the shares. A Grantee may elect to recognize income at the time he or she receives Restricted Stock in an amount equal to the fair market value of the Restricted Stock (less any cash paid for the shares) on the date of the Award. The Company receives a compensation expense deduction in an amount equal to the ordinary income recognized by the Grantee in the taxable year in which restrictions lapse (or in the taxable year of the Award if, at that time, the Grantee files a timely election to accelerate recognition of income).

Other Awards. In the case of any SAR exercise, a Grantee will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery. In that taxable year, the Company will receive a federal income tax deduction in an amount equal to the ordinary income which the Grantee has recognized.

Other Tax Items

Section 162(m) of the Code. Under Section 162(m) of the Code, the Company may not deduct compensation of more than $1 million that is paid to the Company’s chief executive officer, chief financial officer and certain other employees.

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The following table represents stock options granted under the 2025 Plan in the fiscal year ended June 30, 2026 and outstanding as of June 30, 2026.

Name and position	Dollar Value ($)	Number of Units
Christina Kay, Co-Chief Executive Officer (1)	41,774	140,000
Riva Sheppard, Co-Chief Executive Officer (1)	41,774	140,000
Dina Masi, Chief Financial Officer (2)	37,747	140,000
Executive group (3)	121,295	420,000
Non-executive director group (4) (3)	35,812	200,000
Non-executive officer employee group (14) (4)	28,715	106,500

1.	Common share options granted on December 9, 2025, which vest over a three-year period with a strike price of $0.35 and a estimated fair value of $41,774.
2.	Common share options granted on December 9, 2025, which vest over a three-year period with a strike price of $0.31 and an estimated fair value of $37,747.
3.	Common share options granted on June 24, 2026, which vest over a one-year period with strike prices of $0.18 or $0.20 and an aggregate estimated fair value of $35,812.
4.	Common share options granted on December 9, 2025, which vest over a three-year period with a strike price of $0.31 and an estimated fair value of $28,715.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ADOPTION OF THE 2025 EQUITY INCENTIVE PLAN INCLUDING AUTHORIZATION TO ISSUE UP TO 7,500,00 SHARES OF COMMON STOCK AND THE SHARES THAT REMAIN AVAILABLE OR BECOME AVAILABLE DUE TO FORTEITURES OF AWARDS CURRENTLY OUTSTANDING UNDER THE PRIOR PLANS

PROPOSAL NO. 3 RATIFICATION OF

THE APPOINTMENT OF INDEPENDENT AUDITOR

The Audit Committee of the Board of Directors of the Company has appointed the firm of CBIZ CPAs P.C. (“CBIZ”), independent auditor, to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending June 30, 2027, subject to ratification by the Company’s stockholders. The Board of Directors reserves the right to appoint a different independent registered public accounting firm at any time during the year if the Board of Directors believes that a change is in the best interest of the Company and its stockholders. We anticipate that a representative of CBIZ will be present at the Annual Meeting and will be provided with the opportunity to make a statement if such representative desires to do so and to be available to respond to appropriate questions from stockholders.

Representatives of CBIZ normally attend most meetings of the Audit Committee. The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent auditor. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one fiscal quarter and any pre-approval is detailed as to the particular service or category of services. The independent auditor and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval.

The Audit Committee, on an annual basis, reviews the services performed by the Company’s independent auditor. The Audit Committee reviewed and approved the fees charged by CBIZ as the independent auditor of the Company for the fiscal year ended June 30, 2026.

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Audit Fees

The aggregate fees billed for professional services rendered for the audit of the Company’s annual financial statements for the fiscal years ended June 30, 2026 and June 30, 2025 and for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for the fiscal years ended June 30, 2026 and 2025, was $190,550 and $160,165, respectively.

Audit Related Fees

CBIZ did not render professional services relating to the assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported above for the fiscal years ended June 30, 2026 and 2025, respectively.

Tax Fees

CBIZ did not bill fees for tax services for the fiscal year ended June 30, 2026 and 2025, respectively.

All Other Fees

CBIZ did not bill fees for any other services for the fiscal year ended June 30, 2026 and 2025, respectively.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor

Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our independent registered public accounting firm on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. No non-audit services were performed by our independent registered public accounting firm during the fiscal years ended June 30, 2026 and 2025. Our Audit Committee pre-approves these services by category and service. Our Audit Committee has pre-approved all of the services provided by our independent registered public accounting firm.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE INDEPENDENT AUDITOR PROPOSAL

AUDIT COMMITTEE REPORT

The following Audit Committee Report shall not be deemed to be “soliciting material,” deemed “filed” with the SEC or subject to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate by reference future filings, including this Proxy Statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.

         The Audit Committee of the Board of Directors of the Company (the "Audit Committee") is composed of three (3) directors. One of the three members of the committee is not independent. The Board of Directors has adopted an Audit Committee Charter. Management is responsible for the Company's internal control and

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financial reporting process. The Company's independent public accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

We have reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the fiscal year ended June 30, 2026.

We have discussed with CBIZ, the Company’s independent registered public accounting firm, the matters as required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the Commission.

We have received the written disclosures and the letter from CBIZ required by applicable requirements of the PCAOB regarding CBIZ’s communications with the Audit Committee concerning independence, and have discussed with CBIZ, their independence from management and the Company.

Based on the review and discussions referred to above, we recommended to the Board that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2026 filed with the SEC on September 25, 2026.

The foregoing has been approved by all members of the Audit Committee.

Robert Canarick
William H. Milmoe
Eric Friedman

STOCKHOLDER PROPOSALS AND COMMUNICATIONS

Stockholder proposals to be included in the Company’s proxy statement with respect to the 2027 Annual Meeting of Stockholders must be received by the Company at its Executive Offices located at 225 Long Avenue, Hillside, New Jersey 07205 not less than 90 days or more than 120 days prior to November 27, 2026. All such proposals are subject to the applicable rules and requirements of the SEC.

In addition, the Company’s By-laws contain certain notice and procedural requirements applicable to director nominations by stockholders and stockholder proposals, irrespective of whether the proposal is to be included in the Company’s proxy statement. If a stockholder seeks to nominate a candidate for election or proposes business for consideration at the 2026 Annual Meeting of Stockholders, a stockholder’s notice shall be delivered to the Secretary of the Company at the Company’s principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 20 days before or delayed by more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made, whichever occurs first. If the notice is not received by such date, it will be considered untimely under the Company’s By-laws.

The Board of Directors does not have a formal process for stockholders to send communications (including director nominations) to the Board. Due to the infrequency of stockholder communications to the Board, the Board does not believe that a formal process is necessary. Written communications to the Board may be sent to the Board at the Company’s executive offices at Integrated BioPharma, Inc., 225 Long Avenue, Hillside, New Jersey 07205, and the Company will promptly circulate such communications to all members of the Board (or to those particular directors to whom such communication is specifically addressed). A stockholder who intends to nominate an individual for election to the Board of Directors (other than a candidate proposed by the Board of Directors) must do so in accordance with the foregoing procedures.

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OTHER BUSINESS OF THE MEETING

The Company is not aware of any matters to come before the Annual Meeting other than those stated in this Proxy Statement. However, in as much as matters of which management of the Company is not now aware may come before the Annual Meeting or any adjournment, the proxies confer discretionary authority with respect to acting thereon, and the persons named in such proxies intend to vote, act and consent in accordance with their discretion with respect thereto.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or the Company that they or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account or the Company if you hold Common Stock directly. Requests should be addressed to: Integrated Biopharma, Inc., 225 Long Avenue, Hillside, New Jersey 07205 or contact our Corporate Secretary at (973) 926-0816.

ADDITIONAL INFORMATION

ADDITIONAL COPIES OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JUNE 30, 2026, MAY BE OBTAINED WITHOUT CHARGE BY ANY STOCKHOLDER TO WHOM THIS PROXY STATEMENT IS SENT, UPON WRITTEN REQUEST TO THE SECRETARY, INTEGRATED BIOPHARMA, INC., 225 LONG AVENUE, HILLSIDE, NEW JERSEY 07205.

By order of the Board of Directors

/s/ Christina Kay
Christina Kay

/s/ Riva Sheppard
Riva Sheppard

Co-Chief Executive Officers
October 28, 2026

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APPENDIX A

INTEGRATED BIOPHARMA, INC.
2025 EQUITY INCENTIVE PLAN

TABLE OF CONTENTS

		Page

1.	PURPOSE .......................................................................................................................................................................................................	1

2.	DEFINITIONS..................................................................................................................................................................................................	1

3.	ADMINISTRATION OF THE PLAN...............................................................................................................................................................	4

	3.1 Board......................................................................................................................................................................................................	4
	3.2 Committee..............................................................................................................................................................................................	4
	3.3 Grants......................................................................................................................................................................................................	5
	3.4 No Liability.............................................................................................................................................................................................	6

4.	STOCK SUBJECT TO THE PLAN...................................................................................................................................................................	6

5.	GRANT ELIGIBILITY......................................................................................................................................................................................	6

	5.1 Employees And Other Service Providers...............................................................................................................................................	6
	5.2 Successive Grants...................................................................................................................................................................................	6
	5.3 Limitations On Incentive Stock Options................................................................................................................................................	6

6.	AWARD AGREEMENT....................................................................................................................................................................................	6

7.	TERMS AND CONDITIONS OF OPTIONS...................................................................................................................................................	7

	7.1 Option Price ..........................................................................................................................................................................................	7
	7.2 Vesting And Option Period ...................................................................................................................................................................	7
	7.3 Term.......................................................................................................................................................................................................	7
	7.4 Exercise Of Options On Termination Of Service..................................................................................................................................	7
	7.5 Limitations On Exercise Of Option.......................................................................................................................................................	8
	7.6 Exercise Procedure.................................................................................................................................................................................	8
	7.7 Right Of Holders Of Options.................................................................................................................................................................	8

8.	TRANSFERABILITY OF OPTIONS...............................................................................................................................................................	8

	8.1 Transferability Of Options.....................................................................................................................................................................	8
	8.2 Family Transfers.....................................................................................................................................................................................	8

9.	RESTRICTED STOCK......................................................................................................................................................................................	9

	9.1 Grant Of Restricted Stock......................................................................................................................................................................	9
	9.2 Restrictions.............................................................................................................................................................................................	9
	9.3 Restricted Stock Certificates..................................................................................................................................................................	9
	9.4 Rights Of Holders Of Restricted Stock..................................................................................................................................................	10
	9.5 Termination Of Service..........................................................................................................................................................................	10
	9.6 Purchase And Delivery Of Stock...........................................................................................................................................................	10
	9.7 Stock Appreciation Rights......................................................................................................................................................................	11

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	9.8 Stock Units..........................................................................................................................................................................................	11
	9.9 Other Stock-Based Awards..................................................................................................................................................................	12

10.	FORM OF PAYMENT....................................................................................................................................................................................	12

	10.1 General Rule........................................................................................................................................................................................	12
	10.2 Surrender Of Stock..............................................................................................................................................................................	12
	10.3 Cashless Exercise................................................................................................................................................................................	13
	10.4 Promissory Note..................................................................................................................................................................................	13

11.	WITHHOLDING TAXES...............................................................................................................................................................................	13

12.	REQUIREMENTS OF LAW...........................................................................................................................................................................	13

	12.1 General................................................................................................................................................................................................	13
	12.2 RULE 16b-3........................................................................................................................................................................................	14
	12.3 Financial Reports................................................................................................................................................................................	14

13.	EFFECT OF CHANGES IN CAPITALIZATION..........................................................................................................................................	15

	13.1 Changes In Stock................................................................................................................................................................................	15
	13.2 Reorganization In Which The Company Is The Surviving Entity And In Which No Change Of Control Occurs............................	15
	13.3 Reorganization, Sale Of Assets Or Sale Of Stock Which Involves A Change Of Control.................................................................	15
	13.4 Adjustments.........................................................................................................................................................................................	16
	13.5 No Limitations On Company..............................................................................................................................................................	16

14.	DURATION AND AMENDMENTS..............................................................................................................................................................	16

	14.1 Term Of The Plan................................................................................................................................................................................	16
	14.2 Amendment And Termination Of The Plan.........................................................................................................................................	17

15.	GENERAL PROVISIONS..............................................................................................................................................................................	17

	15.1 Section 409A of the Code....................................................................................................................................................................	17
	15.2 Disclaimer Of Rights...........................................................................................................................................................................	17
	15.3 Nonexclusivity Of The Plan................................................................................................................................................................	17
	15.4 Legal Requirements.............................................................................................................................................................................	18
	15.5 Captions...............................................................................................................................................................................................	18
	15.6 Other Award Agreement Provisions....................................................................................................................................................	18
	15.7 Number And Gender............................................................................................................................................................................	18
	15.8 Severability..........................................................................................................................................................................................	18
	15.9 Governing Law....................................................................................................................................................................................	18

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INTEGRATED BIOPHARMA, INC.

2025 EQUITY INCENTIVE PLAN

INTEGRATED BIOPHARMA, INC. sets forth herein the terms of its 2025 Equity Incentive Plan (the “Plan”) as follows:

1.	PURPOSE

The Plan is intended to enhance the Company’s and its Affiliates’ (as defined herein) ability to attract and retain highly qualified officers, directors, key employees, and other persons, and to motivate such officers, directors, key employees, and other persons to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such officers, directors, key employees and other persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, restricted stock, restricted stock units, stock appreciation rights and other stock-based awards in accordance with the terms hereof. Stock options granted under the Plan may be nonqualified stock options or incentive stock options, as provided herein.

2.	DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

2.1         “Affiliate” means, with respect to the Company, any company or other trade or business that controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary.

2.2         “Award Agreement” means the stock option agreement, restricted stock agreement, restricted stock agreement or other written agreement between the company and a Grantee that evidences and sets out the terms and conditions of a Grant.

2.3          “Board” means the Board of Directors of the Company.

2.4          “Cause” means, as determined by the Board and unless otherwise provided in an applicable employment agreement with the Company or an Affiliate, (i) gross negligence or willful misconduct in connection with the performance of duties; conviction of a criminal offense (other than minor traffic offenses); or material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between the Service Provider and the Company or an Affiliate.

2.5          “Change of Control” means (i) the dissolution or liquidation of the Company or a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, (ii) a sale of substantially all of the assets of the Company to another person or entity, or (iii) any transaction (including without limitation a merger or reorganization in which the Company is the surviving entity) which results in any person or entity (other than persons who are shareholders or Affiliates at the time the Plan is approved by the Company’s shareholders) owning 50% or more of the combined voting power of all classes of stock of the Company.

2.6          “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

2.7          “Committee” means a committee of, and designated from time to time by resolution of, the Board, which shall consist of one or more members of the Board.

2.8          “Company” means Integrated BioPharma, Inc.

2.9          “Disability” means the Grantee is unable to perform each of the essential duties of such Grantee’s position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months; provided, however, that, with respect to rules regarding expiration of an Incentive Stock Option following termination of the Grantee’s Service, Disability shall mean the Grantee is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

2.10          “Effective Date” means December 9, 2025, the date the Plan is approved by the Board.

2.11          “Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.12          “Fair Market Value” means the value of a share of Stock, determined as follows: if on the Grant Date or other determination date the Stock is listed on an established national or regional stock exchange, is admitted to quotation on The Nasdaq Stock Market, Inc., or is publicly traded on an established securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such exchange or in such market (the highest such closing price if there is more than one such exchange or market) on the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Stock is not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be the value of the Stock as determined by the Board in good faith.

2.13          “Family Member” means a person who is a spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee, any person sharing the Grantee’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which any one or more of these persons (or the Grantee) control the management of assets, and any other entity in which one or more of these persons (or the Grantee) own more than fifty percent of the voting interests; provided, however, that to the extent required by applicable law, the term Family Member shall be limited to a person who is a spouse, child, stepchild, grandchild, parent, stepparent, grandparent, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee or a trust or foundation for the exclusive benefit of any one or more of these persons.

2.14          “Grant “means an award of an Option, Restricted Stock Restricted Stock Unit, Stock Appreciation Right or Other Stock-Based Awards under the Plan.

2.15          “Grant Date” means, as determined by the Board, the latest to occur of (i) the date as of which the Board approves a Grant, (ii) the date on which the recipient of a Grant first becomes eligible to receive a Grant under Section 5 hereof, or (iii) such other date as may be specified by the Board.

2.16          “Grantee” means a person who receives or holds an Option, Restricted Stock, Restricted Stock Unit, Stock Appreciation Right or Other Stock-Based Award under the Plan.

2.17          “Incentive Stock Option” means an “incentive stock option” within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

2.18          “Nonqualified Stock Option” means a stock option that is not an Incentive Stock Option.

2.19          “Option” means an option to purchase one or more shares of Stock pursuant to the Plan.

2.20          “Option Period” means the period during which Options may be exercised as set forth in Section 7 hereof.

2.21          “Option Price” means the purchase price for each share of Stock subject to an Option.

2.22          “Other Agreement” shall have the meaning set forth in Section 12 hereof.

2.23          “Other Stock-Based Awards” means a right granted subject to and in accordance with Section 9.9 and the other applicable provisions of this Plan.

2.24          “Plan” means this Integrated BioPharma, Inc. 2025 Equity Incentive Plan, as same may be amended, revised or terminated from time to time.

2.25          “Purchase Price” means the purchase price for each share of Stock pursuant to a Grant of Restricted Stock.

2.26          “Reporting Person” means a person who is required to file reports under Section 16(a) of the Exchange Act.

2.27          “Restricted Stock” means shares of Stock, awarded to a Grantee pursuant to Section 9 hereof, that are subject to restrictions and to a risk of forfeiture.

2.28          “Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.

2.29          “Service” means service as an employee, officer, director or other Service Provider of the Company or an Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be an employee, officer, director or other Service Provider of the Company or an Affiliate. Subject to the preceding sentence, whether a termination of Service shall have occurred for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive.

2.30          “Service Provider” means an employee, officer or director of the Company or an Affiliate, or a consultant or adviser to the Company or an Affiliate.

2.31          “Stock” means the common stock of the Company, having a par value of $0.002 per share.

2.32          “Stock Appreciation Right” means a right granted subject to and in accordance with Section 9.7 and the other applicable provisions of this Plan.

2.33          “Stock Unit” means a right granted subject to and in accordance with Section 9.8 and the other applicable provisions of this Plan.

2.34          “Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.

2.35          “Ten-Percent Stockholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its subsidiaries. In determining stock ownership, the attribution rules of section 424(d) of the Code shall be applied.

3.	ADMINISTRATION OF THE PLAN

3.1         Board.

The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and by-laws and applicable law. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Grant or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Grant or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Company’s certificate of incorporation and by-laws and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Grant or any Award Agreement shall be final and conclusive. To the extent permitted by law, the Board may delegate its authority under the Plan to a member of the Board or an executive officer of the Company who is a member of the Board.

3.2         Committee.

The Board from time to time may delegate to one or more Committees such powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 above and in other applicable provisions, as the Board shall determine, consistent with the certificate of incorporation and by-laws of the Company and applicable law. In the event that the Plan, any Grant or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken by or such determination may be made by the applicable Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in Section 3.1. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and conclusive. To the extent permitted by law, the Committee may delegate its authority under the Plan to a member of the Board or an executive officer of the Company who is a member of the Board.

3.3         Grants.

Subject to the other terms and conditions of the Plan, the Board shall have full and final authority to:

i.	designate Grantees,

ii.	determine the type or types of Grants to be made to a Grantee,

iii.	determine the number of shares of Stock to be subject to a Grant,

iv.

establish the terms and conditions of each Grant (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of a Grant or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options),

v.	prescribe the form of each Award Agreement evidencing a Grant, and

vi.	amend, modify, or supplement the terms of any outstanding Grant.

As a condition to any Grant, the Board shall have the right, at its discretion, to require Grantees to return to the Company Grants previously awarded under the Plan. Subject to the terms and conditions of the Plan, any such subsequent Grant shall be upon such terms and conditions as are specified by the Board at the time the new Grant is made. The Board shall have the right, in its discretion, to make Grants in substitution or exchange for any other grant under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate thereof or any confidentiality obligation with respect to the Company or any Affiliate thereof or otherwise in competition with the Company or any Affiliate thereof, to the extent specified in such Award Agreement applicable to the Grantee. Furthermore, the Company may annul a Grant if the Grantee is an employee of the Company or an Affiliate thereof and is terminated “for cause” as defined in the applicable Award Agreement.

3.4         No Liability.

No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant or Award Agreement.

4.	STOCK SUBJECT TO THE PLAN

Subject to adjustment as provided in Section 13 hereof, the number of shares of Stock available for issuance under the Plan shall be Seven Million Five Hundred Thousand (7,500,000) shares. Stock issued or to be issued under the Plan shall be authorized but unissued shares or, to the extent permitted by applicable law, issued shares that have been reacquired by the Company. If any shares covered by a Grant are not purchased or are forfeited, or if a Grant otherwise terminates without delivery of any Stock subject thereto, then the number of shares of Stock counted against the aggregate number of shares available under the Plan with respect to such Grant shall, to the extent of any such forfeiture or termination, again be available for making Grants under the Plan.

5.	GRANT ELIGIBILITY

5.1         Employees And Other Service Providers.

Grants (including Grants of Incentive Stock Options, subject to Section 5.3) may be made under the Plan to any employee, officer or director of, or other Service Provider providing, or who has provided, services to, the Company or any Affiliate. To the extent required by applicable state law, Grants within certain states may be limited to employees and officers or employees, officers and directors.

5.2         Successive Grants.

An eligible person may receive more than one Grant, subject to such restrictions as are provided herein.

5.3         Limitations On Incentive Stock Options.

An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

6.	AWARD AGREEMENT

Each Grant pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine, which specifies the number of shares subject to the Grant and provides for adjustment in accordance with Section 15. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing a Grant of Options shall specify whether such Options are intended to be Nonqualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Nonqualified Stock Options.

7.	TERMS AND CONDITIONS OF OPTIONS

7.1         Option Price.

The Option Price of each Option shall be fixed by the Board and stated in the Award Agreement evidencing such Option. The Option Price shall be the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee is a Ten-Percent Stockholder, the Option Price of an Incentive Stock Option granted to such Grantee shall be not less than 110% of the Fair Market Value of a share of Stock on the Grant Date.

7.2         Vesting And Option Period.

Subject to Sections 7.3 and 14.3 hereof, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Board and stated in the Award Agreement. For purposes of this Section 7.2, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number. Except as otherwise stated in the applicable Award Agreement, each Option shall become exercisable at least at the rate of twenty percent (20%) per year for each of the first five (5) years from the Grant Date based on continued Service. Subject to the preceding sentence, the Board may provide, for example, in the Award Agreement for (i) accelerated exercisability of the Option in the event the Grantee’s Service terminates on account of death, Disability or another event, (ii) expiration of the Option prior to its term in the event of the termination of the Grantee’s Service, (iii) immediate forfeiture of the Option in the event the Grantee’s Service is terminated for Cause or (iv) unvested Options to be exercised subject to the Company’s right of repurchase with respect to unvested shares of Stock.

7.3         Term.

Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten (10) years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such Option; provided, however, that in the event that the Grantee is a Ten-Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five (5) years from its Grant Date.

7.4         Exercise Of Options On Termination Of Service.

Each Award Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Option following termination of the Grantee’s Service. Such provisions shall be determined in the sole discretion of the Board, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment. Notwithstanding the foregoing, except as otherwise set forth in an Award Agreement, each Option shall provide that the Grantee shall have the right to exercise the vested portion of any Option held at termination for a period of three (3) months next succeeding such termination of service with the Company for any reason (other than for Cause), and that the Grantee shall have the right to exercise the vested portion of any Option for a period of twelve (12) months next succeeding the termination of service with the Company due to death or Disability.

7.5         Limitations On Exercise Of Option.

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the shareholders of the Company, or after ten (10) years following the date upon which the Option is granted, or after the occurrence of an event referred to in Section 14 hereof which results in termination of the Option.

7.6         Exercise Procedure.

An Option that is exercisable may be exercised by the Grantee’s delivery to the Company of written notice of exercise on any business day, at the Company’s principal office, on the form specified by the Company. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of (i) 100 shares or such lesser number set forth in the applicable Award Agreement and (ii) the maximum number of shares available for purchase under the Option at the time of exercise. The Option Price shall be payable in a form described in Section 10.

7.7         Right Of Holders Of Options.

Unless otherwise stated in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a shareholder (for example, the right to cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of shares of Stock) until the shares of Stock covered thereby are fully paid and issued to such individual.

8.	TRANSFERABILITY OF OPTIONS

8.1         Transferability Of Options.

Except as provided in Section 8.2, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee’s guardian or legal representative) may exercise an Option. Except as provided in Section 8.2, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

8.2         Family Transfers.

If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Option that is not an Incentive Stock Option to any Family Member. For the purpose of this Section 8.2, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) unless applicable law does not permit such transfers, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 8.2, any such

Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer, and shares of Stock acquired pursuant to the Option shall be subject to the same restrictions on transfer of shares as would have applied to the Grantee. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this Section 8.2 or by will or the laws of descent and distribution. The events of termination of Service under an Option shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified in the Option, and the shares may be subject to repurchase by the Company or its assignee.

9.	RESTRICTED STOCK

9.1         Grant Of Restricted Stock.

The Board may from time to time grant Restricted Stock to persons eligible to receive Grants under Section 5 hereof, subject to such restrictions, conditions and other terms as the Board may determine.

9.2         Restrictions.

At the time a Grant of Restricted Stock is made, the Board shall establish a restriction period applicable to such Restricted Stock. Each Grant of Restricted Stock may be subject to a different restriction period. The Board may, in its sole discretion, at the time a Grant of Restricted Stock is made, prescribe conditions that must be satisfied prior to the expiration of the restriction period, including the satisfaction of corporate or individual performance objectives or continued Service, in order that all or any portion of the Restricted Stock shall vest. Except as otherwise specified in the applicable Award Agreement, the vesting restrictions applicable to a Grant of Restricted Stock shall lapse no less rapidly than the rate of twenty percent (20%) per year for each of the first five (5) years from the Grant Date, based on continued Service.

The Board also may, in its sole discretion, shorten or terminate the restriction period or waive any of the conditions applicable to all or a portion of the Restricted Stock. The Restricted Stock may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restriction period or prior to the satisfaction of any other conditions prescribed by the Board with respect to such Restricted Stock.

9.3         Restricted Stock Certificates.

The Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the

Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the Restricted Stock is forfeited to the Company, or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends that complies with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

9.4         Rights Of Holders Of Restricted Stock.

Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Stock and the right to receive any dividends declared or paid with respect to such Stock. The Board may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Grant.

9.5         Termination Of Service.

Unless otherwise provided by the Board in the applicable Award Agreement, upon the termination of a Grantee’s Service with the Company or an Affiliate, any shares of Restricted Stock held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Restricted Stock, the Grantee shall have no further rights with respect to such Grant, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to shares of Restricted Stock.

9.6         Purchase And Delivery Of Stock.

Except as otherwise stated in the applicable Award Agreement, the Grantee shall be required to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or (ii) the Purchase Price, if any, specified in the Award Agreement relating to such Restricted Stock. The Purchase Price shall be payable in a form described in Section 10 or, in the discretion of the Board, in consideration for past Services rendered to the Company or an Affiliate. To the extent required by applicable law, the Purchase Price of a share of Restricted Stock shall be not less than eight-five (85%) percent of the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that the Grantee is a Ten-Percent Stockholder, the Purchase Price shall be not less than one hundred (100%) percent of the Fair Market Value on the Grant date of a share of Stock.

Upon the expiration or termination of the restriction period and the satisfaction of any other conditions prescribed by the Board, having properly paid the Purchase Price, the restrictions applicable to shares of Restricted Stock shall lapse, and, unless otherwise provided in the Award Agreement, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.

9.7         Stock Appreciation Rights.

Stock Appreciation Rights may be granted for such lawful consideration, including but not limited to money or other property, tangible or intangible, or labor or services received or to be received by the Company, as the Board may determine when the Stock Appreciation Rights are granted. Property for purposes of the preceding sentence shall include an obligation of the Company unless prohibited by applicable law. Subject to the foregoing and the other provisions of this Plan, Stock Appreciation Rights may be exercisable in full at the time of grant or may become exercisable in one or more installments and at such time or times and subject to such terms and conditions, as the Board may determine when it grants the Stock Appreciation Rights. Without limiting the foregoing, Stock Appreciation Rights may (but need not) provide by their terms that they will become exercisable in whole or in part upon the completion of specified periods of service or earlier achievement of one or more specified performance objectives, or that they will become exercisable only if one or more specified performance goals are achieved. To the extent permitted by applicable law, the Board may at any time accelerate the date on which Stock Appreciation Rights become exercisable, and no additional consideration need be received by the Company in exchange for such acceleration. Unless otherwise provided in this Plan or the Award Agreement, Stock Appreciation Rights, to the extent they become exercisable, may be exercised at any time in whole or in part until they expire or terminate.

Upon exercise of Stock Appreciation Rights, the holder thereof shall be entitled to receive an amount of money, or a number shares of Stock that have a Fair Market Value on the date of exercise of such Stock Appreciation Rights, or a combination of money and shares valued at Fair Market Value on such date, as the Board may determine, equal to the amount by which the Fair Market Value of a share of Stock on the date of such exercise exceeds the exercise price of the Stock Appreciation Rights, multiplied by the number of Stock Appreciation Rights exercised; provided that the exercise price shall not be less than 100% of the Fair Market Value of a share of Stock on the date the Stock Appreciation Right is granted.

9.8         Stock Units.

The Board is authorized to grant Stock Units to Participants, which are rights to receive Shares, cash, or other property, or a combination thereof at the end of a specified time period, subject to the following terms and conditions:

Satisfaction of an Award of Stock Units shall occur upon expiration of the time period specified for such Stock Units by the Board (or, if permitted by the Board, as elected by the Participant). In addition, Stock Units shall be subject to such restrictions (which may include a risk of forfeiture) as the Board may impose, if any, which restrictions may lapse at the expiration of the time period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Board may determine. The terms of an Award of Stock Units shall be set forth in a written Award Agreement that shall contain provisions determined by the Board and not inconsistent with the Plan. Stock Units may be satisfied by delivery of Stock, cash equal to the Fair Market Value of the specified number of Shares covered by the Stock Units, or a combination thereof, as determined by the Board at the date of grant or thereafter. Prior to satisfaction of an Award of Stock Units, an Award of Stock Units carries no voting or dividend or other rights associated with share ownership. Notwithstanding the foregoing, all grants of Stock Units shall comply with the vesting terms of Sections 9.2 or as set forth in the Award Agreement. Notwithstanding any other provision of the Plan, unless otherwise exempt from Section 409A of the Code or otherwise specifically determined by the Board, each Stock Unit shall be structured to avoid the imposition of any excise tax under Section 409A of the Code.

Except as otherwise determined by the Board, upon termination of a Participant’s Continuous Service during the applicable time period thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Stock Units), the Participant’s Stock Units (other than those Stock Units subject to deferral at the election of the Participant) shall be forfeited; provided that the Board may provide, by rule or regulation or in any Award Agreement or may determine in any individual case, that restrictions or forfeiture conditions relating to Stock Units shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Board may in other cases waive in whole or in part the forfeiture of Stock Units.

Unless otherwise determined by the Board at date of grant, any Dividend Equivalents that are granted with respect to any Award of Stock Units shall be either (A) paid with respect to such Stock Units at the dividend payment date in cash or in Shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends or (B) deferred with respect to such Stock Units and the amount or value thereof automatically deemed reinvested in additional Stock Units, other Awards or other investment vehicles, as the Board shall determine or permit the Participant to elect.

9.9         Other Stock-Based Awards.

The Board may grant other Awards that are based on or measured by Stock to any Service Provider, on such terms and conditions as the Board deems appropriate. Other Stock-Based Awards may be granted subject to achievement of performance goals or other conditions and may be payable in the form of money or shares of Stock, or a combination of the two, as determined by the Board in the Award Agreement.

10.	FORM OF PAYMENT

10.1         General Rule.

Payment of the Option Price for the shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company.

10.2         Surrender Of Stock.

To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender to the Company of shares of Stock, which shares, if acquired from the Company, shall have been held for at least six (6) months at the time of tender and which shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price has been paid thereby, at their Fair Market Value on the date of exercise.

10.3         Cashless Exercise.

With respect to an Option only (and not with respect to Restricted Stock), to the extent the Award Agreement so provides and the shares of Stock have become publicly traded, payment of the Option Price for shares purchased pursuant to the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Board) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 11.

10.4         Promissory Note.

To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part with a full recourse promissory note executed by the Grantee. The interest rate and other terms and conditions of such note shall be determined by the Board. The Board may require that the Grantee pledge the Stock subject to the Grant for the purpose of securing payment of the note. In no event shall stock certificate(s) representing the Stock be released to the Grantee until such note is paid in full.

11.	WITHHOLDING TAXES

The Company or any Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any Federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to Restricted Stock or upon the issuance of any shares of Stock upon the exercise of an Option. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or Affiliate, as the case may be, any amount that the Company or Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Affiliate, which may be withheld by the Company or the Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Affiliate to withhold shares of Stock otherwise issuable to the Grantee or (ii) by delivering to the Company or the Affiliate shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 11 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

12.	REQUIREMENTS OF LAW

12.1         General.

The Company shall not be required to sell or issue any shares of Stock under any Grant if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising a right emanating from such Grant, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to a Grant upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Grant unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Grant. Specifically, in connection with the Securities Act, upon the exercise of any right emanating from such Grant or the delivery of any shares of Restricted Stock, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Grant, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

12.2         RULE 16b-3.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Grants pursuant to the Plan and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

12.3         Financial Reports

To the extent required by applicable law, not less often than annually the Company shall furnish to Grantees summary financial information including a balance sheet regarding the Company’s financial conditions and results of operation, unless such Grantees have duties with the Company that assure them access to equivalent information. Such financial statements need not be audited.

13.	EFFECT OF CHANGES IN CAPITALIZATION

13.1         Changes In Stock.

Subject to the exception set forth in the last sentence of Section 13.4, if the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number of shares of common stock of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number of shares for which Grants of Options and Restricted Stock may be made under the Plan shall be adjusted proportionately by the Company. In addition, the number of shares for which Grants are outstanding shall be adjusted proportionately so that the proportionate interest of the Grantee in common stock immediately following such event shall, to the extent practicable, be the same as the Grantee’s interest in Stock immediately before such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares that are subject to the unexercised portion of an Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration.

13.2         Reorganization In Which The Company Is The Surviving Entity And In Which No Change Of Control Occurs.

Subject to the exception set forth in the last sentence of Section 13.4, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities and in which no Change of Control occurs, any Grant theretofore made pursuant to the Plan shall pertain to and apply to the common stock shares to which a holder of the number of shares of Stock subject to such Grant would have been entitled immediately following such reorganization, merger, or consolidation, and in the case of Options, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement evidencing a Grant of Restricted Stock, any restrictions applicable to such Restricted Stock shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation.

13.3         Reorganization, Sale Of Assets Or Sale Of Stock Which Involves A Change Of Control.

Subject to the exceptions set forth in the last sentence of this Section 13.3 and the last sentence of Section 13.4, (i) upon the occurrence of a Change of Control, all outstanding shares of Restricted Stock shall be deemed to have vested, and all restrictions and conditions applicable to such shares of Restricted Stock shall be deemed to have lapsed, immediately prior to the occurrence of such Change of Control, and (ii) either of the following two actions shall be taken: (A) fifteen (15) days prior to the scheduled consummation of a Change of Control, all Grants outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen (15) days, or (B) the Board may elect, in its sole discretion, to cancel any outstanding Grants and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Board acting in good faith), in the case of Restricted Stock, equal to the formula or fixed price per share paid to holders of shares of Stock and, in the case of Options, equal to the product of the number of shares of Stock subject to the Option (the “Option Shares”) multiplied by the amount, if any, by which (I) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (II) the Option Price applicable to such Option Shares. With respect to the Company’s establishment of an exercise window, (i) any exercise of an Option during such 15-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event, and (ii) upon consummation of any Change of Control, the Plan and all outstanding but unexercised Options shall terminate. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Company gives notice thereof to its shareholders. This Section 13.3 shall not apply to any Change of Control to the extent that provision is made in writing in connection with such Change of Control for the assumption or continuation of the Options and Restricted Stock theretofore granted, or for the substitution for such Options and Restricted Stock of new options and restricted stock covering the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan and Options and Restricted Stock theretofore granted shall continue in the manner and under the terms so provided.

13.4         Adjustments.

Adjustments under this Section 13.4 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Board may provide in the Award Agreements at the time of Grant, or any time thereafter with the consent of the Grantee, for different provisions to apply to a Grant in place of those described in Sections 13.1, 13.2 and 13.3.

13.5         No Limitations On Company.

The making of Grants pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

14.	DURATION AND AMENDMENTS

14.1         Term Of The Plan.

The Effective Date of this Plan is the date of its adoption by the Board, subject to the approval of the Plan by the Company’s stockholders. In the event that the stockholders fail to approve the Plan within twelve (12) months after its adoption by the Board, any Grants already made shall be null and void, and no additional grants shall be made after such date. The Plan shall terminate automatically ten (10) years after its adoption by the Board and may be terminated on any earlier date as next provided.

14.2         Amendment And Termination Of The Plan.

The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any shares of Stock as to which Grants have not been made. An amendment to the Plan shall be contingent on approval of the Company’s stockholders only to the extent required by applicable law, regulations or rules. No Grants shall be made after the termination of the Plan. No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, alter or impair rights or obligations under any Grant theretofore awarded under the Plan.

15.	GENERAL PROVISIONS

15.1         Section 409A of the Code.

This Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the Code and shall be construed and interpreted in accordance with such intent. To the extent that an Award, issuance and/or payment is subject to Section 409A of the Code, it shall be awarded and/or issued or paid in a manner that will comply with Section 409A of the Code, including proposed, temporary or final regulations or any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto. Any provision of this Plan that would cause an Award, issuance and/or payment to fail to satisfy Section 409A of the Code shall have no force and effect until amended to comply with Code Section 409A (which amendment may be retroactive to the extent permitted by applicable law).

15.2         Disclaimer Of Rights.

No provision in the Plan or in any Grant or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company or any Affiliate. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any participant or beneficiary under the terms of the Plan.

15.3         Nonexclusivity Of The Plan.

Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

15.4         Legal Requirements.

No shares of Stock shall be issued or transferred pursuant to an Award unless and until all legal requirements applicable to the issuance or transfer of such shares have been satisfied. Any such issuance or transfer shall be contingent upon the person acquiring the shares giving the Company any assurances the Board may deem necessary or desirable to assure compliance with all applicable legal requirements.

15.5         Captions.

The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

15.6         Other Award Agreement Provisions.

Each Grant awarded under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

15.7         Number And Gender.

With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

15.8         Severability.

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

15.9         Governing Law.

The validity and construction of this Plan and the instruments evidencing the Grants awarded hereunder shall be governed by the laws of the State of Delaware other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan and the instruments evidencing the Grants awarded hereunder to the substantive laws of any other jurisdiction.

PROXY

INTEGRATED BIOPHARMA, INC.

ANNUAL MEETING

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Important Notice Regarding the Availability of Proxy Materials for

the 2026 Annual Meeting of Stockholders to be Held on November 30, 2026

AT 9:00 A.M. EST for Holders as of October 15, 2026.

The proxy statement and annual report to stockholders are available at

https://materials.proxyvote.com/45811V.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Proxy Statement and Annual Report on Form 10K are available at www.proxyvote.com

__ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ ____ __

PROXY

INTEGRATED BIOPHARMA, INC.

ANNUAL MEETING

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Dina L. Masi and Christina Kay, and each of them, as proxies, each with the power to appoint her substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Integrated BioPharma, Inc. held of record by the undersigned at the close of business on October 15, 2026 at the 2026 Annual Meeting of Shareholders of Integrated BioPharma, Inc. to be held on November 30, 2026 or at any adjournment or postponement thereof.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR ALL” DIRECTOR NOMINEES WITH RESPECT TO PROPOSAL 1 AND “FOR’ PROPOSALS 2 AND 3.

(Continued, and to be marked, dated and signed, on the other side)

INTEGRATED BIOPHARMA, INC. 225 LONG AVENUE, BLDG 15 HILLSIDE, NJ 07205

VOTE BY INTERNET- www. Proxyvote.com or scan the QR Barcode above.  Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by proxy up until 11:59pm Eastern Time on November 29, 2026. Have your proxy card in hand when you access the website and then follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTRUE PROXY MATERALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE – 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Standard Time on November 29, 2026. Have your proxy card in hand when you call and follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	X

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PROXY

The Board of Directors recommends you vote FOR the following:

	For	With-hold
1. TO ELECT THE THREE CLASS II DIRECTORS FOR A THREE-YEAR TERM TO SERVE UNTIL THE 2029 ANNUAL MEETING OF STOCKHOLDERS				NOTE: The transaction of such other business as may properly come before the Meeting or any adjournment thereof.
01) William Milmoe

02) Christina Kay

03) Robert Canarick

The Board of Directors recommends you vote FOR the following proposals:
	For	Against	Abstain
2. To ratify the Company’s 2025 Equity Incentive Plan Proposal; and

3. To ratify the appointment of CBIZ CPA’s P.C. as Integrated BioPharma Inc.’s independent accountant for the fiscal year ending June 30, 2027; and

COMPANY ID:
PROXY NUMBER:
ACCOUNT NUMBER:

Signature _______________________________ Date_______________ Signature _____________________________________ Date _________________

NOTE:  Please sign exactly as your name(s) appear(s) hereon.  When signing as attorney, executor, administrator, trustee or other fiduciary, please give full title as such. Joint owners should each sign personally.  All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.